EXHIBIT 10.58

                                 $10,000,000.00

                           LOAN AND SECURITY AGREEMENT
                           ---------------------------

                                  by and among

                             LASERSIGHT INCORPORATED

                          LASERSIGHT TECHNOLOGIES, INC.

                         LASERSIGHT CENTERS INCORPORATED

                            LASERSIGHT PATENTS, INC.

                           PHOTOMED ACQUISITION, INC.

                                    MRF, INC.

                                L.S. EXPORT, LTD.

                                 LST LASER, S.A.

                             LASERSIGHT EUROPE GMBH

                           (collectively, "Borrower")

                                       and

                         HELLER HEALTHCARE FINANCE, INC.

                                   ("Lender")

                                 March 12, 2001

                           LOAN AND SECURITY AGREEMENT
                           ---------------------------

         THIS LOAN AND SECURITY AGREEMENT (the "Agreement") is made as of March 12, 2001, by and among LASERSIGHT INCORPORATED, a Delaware corporation, LASERSIGHT TECHNOLOGIES, INC., a Delaware corporation, LASERSIGHT CENTERS INCORPORATED, a Delaware corporation, LASERSIGHT PATENTS, INC., a Delaware corporation, PHOTOMED ACQUISITION, INC., a Delaware corporation, MRF, INC., a Missouri corporation, L.S. EXPORT, LTD., a company formed under the laws of the U.S. Virgin Islands, LST LASER, S.A., a company formed under the laws of Costa Rica, and LASERSIGHT EUROPE GMBH, a company formed under the laws of Germany (collectively, "Borrower"), and HELLER HEALTHCARE FINANCE, INC., a Delaware corporation ("Lender").

                                    RECITALS
                                    --------

         WHEREAS, Borrower desires to establish certain financing arrangements with and borrow funds from Lender, and Lender is willing to establish such arrangements for and make loans and extensions of credit to Borrower, on the terms and conditions set forth below.

         WHEREAS, the parties desire to define the terms and conditions of their relationship and to reduce their agreements to writing.

         NOW, THEREFORE, in consideration of the promises and covenants contained in this Agreement, and for other consideration, the receipt and sufficiency of which are acknowledged, the parties agree as follows:

                                    ARTICLE I

                                   DEFINITIONS
                                   -----------

         As used in this Agreement, unless otherwise specified, all references to "Sections" shall be deemed to refer to Sections of this Agreement, and the following terms shall have the meanings set forth below:

         Section 1.1       Account. "Account" means any right to payment for
                           --------
goods sold or leased or services rendered, whether or not evidenced by an instrument or chattel paper, and whether or not earned by performance, including, without limitation, the right to payment of management fees.

         Section 1.2.      Account Debtor.  "Account Debtor" means any Person
                           --------------
obligated on any Account of Borrower.

         Section 1.3.      Affiliate. "Affiliate" means, with respect to a
                           ---------
specified Person, any Person directly or indirectly controlling, controlled by, or under common control with the specified Person, including without limitation their stockholders and any Affiliates thereof. A Person shall be deemed to control a corporation or other entity if the Person possesses, directly or indirectly, the power to direct or cause the direction of the management and business of the corporation or other entity, whether through the ownership of voting securities, by contract, or otherwise. Notwithstanding the foregoing, the term "Affiliate" shall not include any of the stockholders of LaserSight Incorporated or any Person directly or indirectly controlling, controlled by, or under common control with any stockholder of LaserSight Incorporated.

         Section 1.4.      Agreement.  "Agreement"  means this Loan and Security
                           ---------
Agreement,  as it may be amended or supplemented from time to time.

         Section 1.5.      Base Rate.  "Base Rate" means a rate of interest
                           ---------
equal to one and one quarters percent (1.25%) above the "Prime Rate of Interest".

         Section 1.6.      Borrowed Money. "Borrowed Money" means any obligation
                           --------------
to repay money, any indebtedness evidenced by notes, bonds, debentures or similar obligations, any obligation under a conditional sale or other title retention agreement and the net aggregate rentals under any lease which under GAAP would be capitalized on the books of Borrower or which is the substantial equivalent of the financing of the property so leased.

         Section 1.7.      Borrower.  "Borrower" has the meaning set forth in
                           --------
the Preamble.
         Section 1.8.      Borrowing Base.  "Borrowing Base" has the meaning set
                           ---------------
forth in Section 2.1(d).

         Section 1.9.      Business Day.  "Business  Day" means any day on which
                           ------------
financial institutions are open for business in the State of Maryland, excluding Saturdays and Sundays.

         Section 1.10.     Closing; Closing Date.  "Closing" and "Closing Date"
                           ---------------------
have the meanings set forth in Section 5.3.

         Section 1.11.     Collateral.  "Collateral" has the meaning set forth
                           ----------
in Section 3.1.

         Section 1.12.     Commitment Fee.  "Commitment Fee" has the meaning set
                           --------------
forth in Section 2.4(a).

         Section 1.13.     Concentration Account.  "Concentration Account" has
                           ---------------------
the meaning set forth in Section 2.3.

         Section 1.14.     Controlled Group.  "Controlled  Group" means all
                           ----------------
businesses that would be treated as a single employer under Section 4001(b) of ERISA.

         Section 1.15.     INTENTIONALLY LEFT BLANK.
                           ------------------------

         Section 1.16.     Default Rate.    "Default  Rate"  means a rate  per
                           ------------
annum  equal  to  five  percent  (5%)  above  the  then applicable Base Rate.

         Section 1.17.     ERISA.  "ERISA" has the meaning set forth in Section
                           -----
4.12.
         Section 1.18.     Event of Default.  "Event of Default" and "Events of
                           ----------------
Default" have the meanings set forth in Section 8.1.

         Section 1.19.     GAAP.  "GAAP" means generally accepted accounting
                           ----
principles applied in a consistent manner.

         Section 1.20.     Governmental Authority. "Governmental Authority"
                           ----------------------
means and includes any federal, state, District of Columbia, county, municipal, or other government and any department, commission, board, bureau, agency or instrumentality thereof, whether domestic or foreign.

         Section 1.21.     Hazardous Material. "Hazardous Material" means any
                           ------------------
substances defined or designated as hazardous or toxic waste, hazardous or toxic material, hazardous or toxic substance, or similar term, by any environmental statute, rule or regulation or any Governmental Authority applicable to Borrower or its business, operations or assets.

         Section 1.22.     Highest  Lawful  Rate.  "Highest  Lawful  Rate"
                           ---------------------
means the maximum lawful rate of interest referred to in Section 2.7 that may accrue pursuant to this Agreement.

         Section 1.23.     INTENTIONALLY LEFT BLANK.
                           ------------------------

         Section 1.24.     Lender.  "Lender" has the meaning set forth in the
                           ------
Preamble.

         Section 1.25.     Loan.  "Loan" has the meaning set forth in Section
                           ----
2.1(a).

         Section 1.26.     Loan Documents. "Loan Documents" means and includes
                           --------------
this Agreement, the Note, the Certificate of Validity, and each and every other document now or hereafter delivered in connection with this Agreement, as any of them may be amended, modified, or supplemented from time to time.

         Section 1.27.     Loan Management Fee.  "Loan Management Fee" has the
                           -------------------
meaning set forth in Section 2.4(b).

         Section 1.28.     Lockbox.  "Lockbox" has the meaning set forth in
                           -------
Section 2.3.

         Section 1.28a.    Lockbox  Account.  "Lockbox  Account"  means an
                           ----------------
account maintained by Borrower at the Lockbox Bank into which all collections of Accounts are paid directly.

         Section 1.29.     Lockbox Bank.  "Lockbox Bank" has the meaning set
                           ------------
forth in Section 2.3.

         Section 1.30.     Maximum Loan Amount.  "Maximum Loan Amount" has the
                           -------------------
meaning set forth in Section 2.1(a).

         Section 1.31.     INTENTIONALLY LEFT BLANK.
                           ------------------------

         Section 1.32.     INTENTIONALLY LEFT BLANK.
                           -----------------------

         Section 1.33.     Note.  "Note" has the meaning set forth in Section
                           ----
2.1(c).

         Section 1.34.     Obligations.  "Obligations" has the meaning set forth
                           -----------
3.1.

         Section 1.35.     INTENTIONALLY LEFT BLANK.
                           ------------------------

         Section 1.36.     Permitted  Liens.  "Permitted  Liens" means: (a)
                           -----------------
deposits or pledges to secure obligations under workmen's compensation, social security or similar laws, or under unemployment insurance; (b) deposits or pledges to secure bids, tenders, contracts (other than contracts for the payment of money), leases, statutory obligations, surety and appeal bonds and other obligations of like nature arising in the ordinary course of business; (c) mechanic's, workmen's, materialmen's or other like liens arising in the ordinary course of business with respect to obligations which are not due, or which are being contested in good faith by appropriate proceedings which suspend the collection thereof and in respect of which adequate reserves have been made (provided that such proceedings do not, in Lender's sole discretion, involve any substantial risk of the sale, loss or forfeiture of such property or assets or any interest therein); (d) liens and encumbrances in favor of Lender; (e) taxes set forth on Borrower's balance sheet which are properly accrued but not yet payable; (f) liens on equipment of Borrower to secure Borrowed Money incurred for the sole purpose of financing the purchase price of the equipment subject to such lien (i.e., purchase money security interests); and (g) the liens set forth on Schedule 1.36.

         Section 1.37.     Person. "Person" means an individual,  partnership,
                           ------
corporation, trust, joint venture, joint stock company, limited liability company, association, unincorporated organization, Governmental Authority, or any other entity.

         Section 1.38.     Plan.  "Plan" has the meaning set forth in Section
                           ----
4.12.
         Section 1.39.     Premises.  "Premises" has the meaning set forth in
                           --------
Section 4.14.

         Section 1.40.     Prime Rate of Interest.  "Prime Rate of Interest"
                           ----------------------
means that rate of interest designated as such by Citibank, N.A., or any successor thereto, as the same may from time to time fluctuate.

         Section 1.41.     Prohibited Transaction. "Prohibited Transaction"
                           ----------------------
means a "prohibited transaction" within the meaning of Section 406 of ERISA or
Section 4975(c)(1) of the Internal Revenue Code that is not exempt under Section 407 or Section 408 of ERISA or Section 4975(c)(2) or (d) of the Internal Revenue Code or under a class exemption granted by the U.S. Department of Labor.

         Section 1.42.     Qualified Account. "Qualified Account" means an
                           -----------------
Account of Borrower generated in the ordinary course of Borrower's business from the sale of goods or rendition of services which Lender, in its commercially reasonable credit judgment, deems to be a Qualified Account. Without limiting the generality of the foregoing, no Account shall be a Qualified Account if: (a) the Account remains unpaid more than one hundred twenty (120) days past the invoice date or shipment date, as applicable (but in no event more than one hundred thirty five (135) days after the applicable goods have been delivered or services have been rendered); provided, that with respect to any Account that remains unpaid between ninety (90) days and one hundred twenty (120) days past its invoice date or shipment date, as applicable, such Account shall be eligible to be a Qualified Account only to the extent that the amount of such Account, together with all other such Accounts in the aggregate, does not exceed fifteen percent (15%) of the aggregate amount of all of Borrower's Accounts; (b) the Account is subject (as a result of a voluntary act or omission by Borrower) to any material defense, set-off, counterclaim, deduction, discount, credit, chargeback, freight claim, allowance or adjustment of any kind; (c) any material part of any goods the sale of which has given rise to the Account has been returned, rejected, lost, or damaged; (d) if the Account arises from the sale of goods by Borrower, the sale was not an absolute sale, or the sale was made on consignment or on approval or on a sale-or-return basis, or the sale was made subject to any other repurchase or return agreement, or the goods have not been shipped to the Account Debtor or its designee; (e) if the Account arises from the performance of services, the services have not been actually been performed or the services were undertaken in violation of any law; (f) the Account is subject to a lien other than a Permitted Lien; (g) Borrower knows or should have known of the bankruptcy, receivership, reorganization, or insolvency of the Account Debtor; (h) the Account is evidenced by chattel paper or an instrument of any kind, or has been reduced to judgment; (i) the Account is an Account of an Account Debtor not having a principal place of business or executive office within the United States; (j) the Account Debtor is an Affiliate or Subsidiary of Borrower; (k) subject to the proviso in Section 1.42(a), more than ten percent (10%) of the aggregate balance of all Accounts owing from the Account Debtor obligated on the Account are outstanding more than one hundred twenty
(120) days past their invoice date or shipment date, as applicable; (l) fifty percent (50%) or more of the aggregate unpaid Accounts from any single Account Debtor are not deemed Qualified Accounts under this Agreement; (m) the total unpaid Accounts of the Account Debtor exceed twenty percent (20%) of the net amount of all Qualified Accounts; (n) any material covenant, representation or warranty contained in the Loan Documents with respect to such Account has been breached; or (o) the Account fails to meet such other specifications and requirements which may from time to time be established by Lender in writing to Borrower.

         Section 1.43.     Reportable Event.  "Reportable  Event" means a
                           ----------------
"reportable event" as defined in Section 4043(c) of ERISA forwhich the notice requirements of Section 4043(a) of ERISA are not waived.

         Section 1.44.     Revolving Credit Loan.  "Revolving Credit Loan" has
                           ---------------------
the meaning set forth in Section 2.1(b).

         Section 1.45.     Term.  "Term" has the meaning set forth in Section
                           ----
2.8.

                                   ARTICLE II

                                      LOAN
                                      ----

         Section 2.1.      Terms.
                           -----
                  (a) The maximum aggregate principal amount of credit extended by Lender to Borrower under this Agreement (the "Loan") that will be outstanding at any time is Ten Million and No/100 Dollars ($10,000,000.00) (the "Maximum Loan Amount").

                  (b) The Loan shall be in the nature of a revolving line of credit, and shall include sums advanced and other credit extended by Lender to or for the benefit of Borrower from time to time under this Article II (each a "Revolving Credit Loan") up to the Maximum Loan Amount depending upon the availability in the Borrowing Base and the requests of Borrower pursuant to the terms and conditions of Section 2.2. The outstanding principal balance of the Loan may fluctuate from time to time, to be reduced by repayments made by Borrower (which may be made without penalty or premium), and to be increased by future Revolving Credit Loans, advances and other extensions of credit to or for the benefit of Borrower, and shall be due and payable in full upon the expiration of the Term. For purposes of this Agreement, any determination as to whether there is availability within the Borrowing Base for advances or extensions of credit shall be made by Lender in its commercially reasonable credit discretion and is final and binding upon Borrower; provided, however, that any such decision shall be made in a manner consistent with the terms and conditions of this Agreement.

                  (c) At Closing, Borrower shall execute and deliver to Lender a promissory note evidencing Borrower's unconditional obligation to repay Lender for Revolving Credit Loans, advances, and other extensions of credit made under the Loan, in the form of Exhibit A to this Agreement (as amended, modified, restated or replaced from time to time, the "Note"), dated the date of this Agreement, payable to the order of Lender in accordance with the terms thereof. The Note shall bear interest on the outstanding principal balance of the Note from the date of the Note until repaid, with interest payable monthly in arrears on the first Business Day of each month, at a rate per annum (on the basis of the actual number of days elapsed over a year of 360 days) equal to the Base Rate, provided that after the occurrence and during the continuance of an Event of Default such rate shall be equal to the Default Rate. Upon Borrower's failure to comply with the terms of this Agreement, once Lender has notified Borrower of such failure Lender will be entitled, in addition to exercising any other rights and remedies available to it, to assess a non-compliance fee that shall operate to increase the Base Rate by two percent (2%) per annum during any period of non-compliance. Each Revolving Credit Loan, advance and other extension of credit shall be deemed evidenced by the Note, which is deemed incorporated into and made a part of this Agreement by this reference.

                  (d) Subject to the terms and conditions of this Agreement, advances under the Loan shall be made against a borrowing base equal to eighty-five percent (85%) of Qualified Accounts due and owing from any Account Debtor (the "Borrowing Base").

 Lender, in its commercially reasonable credit judgment, may further adjust the Borrowing Base by applying percentages (known as "liquidity factors") to Qualified Accounts in a manner consistent with Lender's underwriting practices and procedures. Such liquidity factors may be adjusted by Lender throughout the Term as warranted by Lender's underwriting practices and procedures in its commercially reasonable credit judgment; provided that, notwithstanding the foregoing, Lender agrees that it shall not, other than at the request of Borrower, adjust the liquidity factor initially applied by Lender with respect to the initial advance of the Loan made hereunder for a period of ninety (90) days after the date of this Agreement. The initial liquidity factor to be applied by Lender shall be communicated to Borrower in writing prior to the Closing and any changes thereto shall be communicated by Lender to Borrower in writing.

         Section 2.2.      Loan Administration.  Borrowings under the Loan shall
                           --------------------
be as follows:
                  (a) A request for a Revolving Credit Loan shall be made, or shall be deemed to be made, in the following manner: (i) Borrower may give Lender notice of its intention to borrow, in which notice Borrower shall specify the amount of the proposed borrowing and the proposed borrowing date, not later than 2:00 p.m. Eastern time one (1) Business Days before the proposed borrowing date; provided, however, that no such request may be made at a time when there exists an Event of Default; and (ii) the becoming due of any amount required to be paid under this Agreement, whether as interest or for any other Obligation, shall be deemed irrevocably to be a request for a Revolving Credit Loan on the day following the due date in the amount required to pay such interest or other Obligation if such was not paid by Borrower on the due date or at the end of any applicable cure period for such payment.

                  (b) Borrower hereby irrevocably authorizes Lender to disburse the proceeds of each Revolving Credit Loan requested, or deemed to be requested, as follows: (i) the proceeds of each Revolving Credit Loan requested under subsection 2.2(a)(i) shall be disbursed by Lender by wire transfer to such bank account as may be designated in writing by Borrower from time to time; and (ii) the proceeds of each Revolving Credit Loan deemed to be requested under subsection 2.2(a)(ii) shall be disbursed by Lender by way of direct payment of the relevant interest or other Obligation.

                  (c) All Revolving Credit Loans, advances and other extensions of credit to or for the benefit of Borrower shall constitute one general Obligation of Borrower, and shall be secured by Lender's lien upon all of the Collateral.

                  (d) Lender shall enter all Revolving Credit Loans as debits to a loan account in the name of Borrower and shall also record in said loan account all payments made by Borrower on any Obligations and all proceeds of Collateral which are indefeasibly paid to Lender, and may record therein, in accordance with customary accounting practice, other debits and credits, including interest and all charges and expenses properly chargeable to Borrower. All collections into the Concentration Account pursuant to Section 2.3 shall be applied first to fees, costs and expenses due and owing under the Loan Documents, then to interest due and owing under the Loan Documents, and then to principal outstanding with respect to Revolving Credit Loans.

                  (e) Lender will account to Borrower monthly with a statement of Revolving Credit Loans, charges and payments made pursuant to this Agreement, and such accounting rendered by Lender shall be deemed final, binding and conclusive upon Borrower, absent manifest error, unless Lender is notified by Borrower in writing to the contrary within thirty (30) days of the date each accounting is mailed to Borrower. Such notice shall be deemed an objection to those items specifically objected to in the notice.

         Section 2.3.      Collections, Disbursements, Borrowing Availability,
                           ---------------------------------------------------
and Lockbox Account.
-------------------
                  (a) Lender shall assume ownership of Borrower's existing lockbox, and, if necessary, shall open a lockbox account (the "Lockbox" and the "Lockbox Account", respectively), in each case with The Huntington National Bank (the "Lockbox Bank"), and Borrower shall execute with Lender and the Lockbox Bank a Provider Account Agreement in substantially the form attached hereto as Exhibit B (the "Lockbox Agreement"), together with any other agreements or documents necessary to effectuate the intent of the parties as set forth in this
Section 2.3 or in the Lockbox Agreement as Lender may require. Borrower shall ensure that all collections of Accounts are paid directly from Account Debtors to the Lockbox. Borrower hereby irrevocably makes, constitutes and appoints Lockbox Bank (and all persons designated by Lockbox Bank for such purpose) as Borrower's true and lawful attorney and agent-in-fact to endorse Borrower's name on all checks, items of payment or other cash items that are acceptable for collection through the Federal Reserve System (collectively, "Checks") payable to LaserSight Incorporated, LaserSight Technologies, Inc., LaserSight Patents, Inc., Photomed Acquisition, Inc., MRF, Inc. (a/k/a The Farris Group), L.S. Export, Ltd., LST Laser, S.A., LaserSight Europe GmbH or LS Japan Company, Ltd. (or any reasonable variation of such names) with the endorsement "Credit to the account of Heller Healthcare Finance, Inc. XXXXXXXXXXXX". Borrower agrees not to change the foregoing irrevocable instructions to the Lockbox Bank without the prior written consent of Lender. Notwithstanding anything in the Lockbox Agreement to the contrary, Borrower agrees that it shall be liable for any fees and charges in effect from time to time and charged by the Lockbox Bank in connection with the Lockbox and the Lockbox Account, and that Lender shall have no liability therefor. Borrower further acknowledges and agrees that, to the extent such fees and charges are not paid by Borrower directly but are satisfied using collections in the Lockbox Account, if applicable, such fees and charges shall be deemed to be Revolving Credit Loans made by Lender hereunder and, to the extent that the payment of such fees or charges by Borrower as provided herein results in any overadvance under this Agreement, Borrower agrees to immediately (upon notice) repay to Lender the amount of such overadvance. It is understood that Lender's actions pursuant to this Section 2.3 are provided as a convenience to Borrower and, in consideration thereof, Borrower agrees to indemnify and hold Lender harmless from any and all liabilities, claims, losses and demands whatsoever, including reasonable attorney's fees and expenses, arising from or relating to Lender's or the Lockbox Bank's actions pursuant to this Section 2.3.

                  (b) Borrower agrees that all collections paid to the Lockbox and deposited by Lender into the Lockbox Account under the Lockbox Agreement will be immediately transferred by Lender into a depository account maintained by Lender at Bank One, N.A., or such other financial institution as determined by Lender in its sole discretion, by written notice to Borrowers and the Lockbox Bank (the "Concentration Account"). Lender shall apply, on a daily basis, all funds transferred into the Concentration Account pursuant to this Section 2.3 to reduce the outstanding indebtedness under the Loan (in accordance with Section 2.2(d)), and all future Revolving Credit Loans, advances and other extensions of credit to be made by Lender under the conditions set forth in this Article II. To the extent that any collections of Accounts or proceeds of other Collateral are not sent directly to the Lockbox but are received by Borrower, such collections shall be held in trust for the benefit of Lender and immediately remitted, in the form received, to the Lockbox Bank for transfer to the Concentration Account immediately upon receipt by Borrower.

                  (c) Borrower acknowledges and agrees that its compliance with the terms of this Section 2.3 is essential, and that Lender will suffer immediate and irreparable injury and have no adequate remedy at law, if Borrower, through its acts or omissions, causes, directs or encourages Account Debtors to send payments other than to the Lockbox, or if Borrower fails to immediately deposit collections of Accounts or proceeds of other Collateral in the Lockbox Account as herein required. Upon Borrower's failure to comply with the terms of this Section 2.3, Lender will be entitled, in addition to exercising any other rights and remedies available to it, to assess a non-compliance fee which shall operate to increase the Base Rate by two percent (2%) per annum during any period of non-compliance. Lender shall be entitled to assess such fee whether or not an Event of Default is declared or otherwise occurs. All funds transferred from the Concentration Account for application to Borrower's indebtedness to Lender shall be applied to reduce the Loan balance, but for purposes of calculating interest shall be subject to a three (3) Business Day clearance period. If as the result of collections of Accounts pursuant to the terms and conditions of this Section 2.3 a credit balance exists with respect to the Concentration Account, such credit balance shall not accrue interest in favor of Borrower, but shall be available to Borrower at any time or times for so long as no Event of Default, and no event or circumstance which, with notice or the passage of time (or both), would constitute an Event of Default, exists.

         Section 2.4.      Fees.
                           ----
                  (a) Upon execution of this Agreement, Borrower shall unconditionally pay to Lender a commitment fee equal to one percent (1.0%) of the Maximum Loan Amount (the "Commitment Fee").

                  (b) For so long as the Loan is available to Borrower, Borrower unconditionally shall pay to Lender a monthly loan management fee (the "Loan Management Fee") equal to one-twelfth of one percent (0.83%) of the average amount of the outstanding principal balance of the Revolving Credit Loans during the preceding month. The Loan Management Fee shall be payable monthly in arrears on the first day of each successive calendar month.

                  (c) Borrower shall pay to Lender all reasonable out-of-pocket audit and appraisal fees in connection with audits and appraisals of Borrower's books and records and such other matters as Lender shall deem appropriate, which shall be due and payable on the first Business Day of the month following the date of issuance by Lender of a request for payment thereof to Borrower. Lender acknowledges that it previously received, prior to the date hereof, a payment in the amount of Fifteen Thousand and No/100 Dollars ($15,000.00) from Borrower, which has been and shall be applied as a credit against amounts required to be paid by Borrower to Lender pursuant to this Section 2.4(c).

                  (d) Borrower shall pay to Lender, on demand, any and all fees, costs or expenses which Lender or any participant pays to a bank or other similar institution (including, without limitation, any fees paid by Lender to any participant) arising out of or in connection with (i) the forwarding to Borrower or any other Person on behalf of Borrower, by Lender, of proceeds of Revolving Credit Loans made by Lender to Borrower pursuant to this Agreement, and (ii) the depositing for collection, by Lender or any participant, of any check or item of payment received or delivered to Lender or any participant on account of Obligations.

         Section 2.5.      Payments. Principal payable on account of Revolving
                           --------
Credit Loans shall be payable by Borrower to Lender immediately upon the earliest of (a) the receipt by Borrower or Lender of any payments on or proceeds from any of the Collateral, to the extent of such proceeds, (b) the occurrence of an Event of Default if the Loan and the maturity of the payment of the Obligations are accelerated, or (c) the termination of this Agreement pursuant to Section 2.8 of this Agreement; provided, however, that if any advance made by Lender in excess of the Borrowing Base shall exist at any time, Borrower shall, immediately upon demand, repay such overadvance. Interest accrued on the Revolving Credit Loans shall be due on the earliest of (x) the first Business Day of each month (for the immediately preceding month), computed on the last calendar day of the preceding month, (y) the occurrence of an Event of Default if the Loan and the maturity of the payment of the Obligations are accelerated, or (z) the termination of this Agreement pursuant to Section 2.8. Except to the extent otherwise set forth in this Agreement, all payments of principal and of interest on the Loan, all other charges and any other obligations of Borrower under this Agreement, shall be made to Lender to the Concentration Account, in immediately available funds.

         Section 2.6.      Use of Proceeds. The proceeds of Lender's advances
                           ---------------
under the Loan shall be used solely for working capital and for other costs of Borrower arising in the ordinary course of Borrower's business.

         Section 2.7.      Interest Rate Limitation. The parties intend to
                           ------------------------
conform strictly to the applicable usury laws in effect from time to time during the term of the Loan. Accordingly, if any transaction contemplated by this Agreement would be usurious under such laws, then notwithstanding any other provision of this Agreement: (a) the aggregate of all interest that is contracted for, charged, or received under this Agreement or under any other Loan Document shall not exceed the maximum amount of interest allowed by applicable law (the "Highest Lawful Rate"), and any excess shall be promptly credited to Borrower by Lender (or, to the extent that such consideration shall have been paid, such excess shall be promptly refunded to Borrower by Lender);
(b) neither Borrower nor any other Person now or hereafter liable under this Agreement shall be obligated to pay the amount of such interest to the extent that it is in excess of the Highest Lawful Rate; and (c) the effective rate of interest shall be reduced to the Highest Lawful Rate. All sums paid, or agreed to be paid, to Lender for the use, forbearance, and detention of the debt of Borrower to Lender shall, to the extent permitted by applicable law, be allocated throughout the full term of the Note until payment is made in full so that the actual rate of interest does not exceed the Highest Lawful Rate in effect at any particular time during the full term thereof. If at any time the rate of interest under the Note exceeds the Highest Lawful Rate, the rate of interest to accrue pursuant to this Agreement shall be limited, notwithstanding anything to the contrary in this Agreement, to the Highest Lawful Rate, but any subsequent reductions in the Base Rate shall not reduce the interest to accrue pursuant to this Agreement below the Highest Lawful Rate until the total amount of interest accrued equals the amount of interest that would have accrued if a varying rate per annum equal to the interest rate under the Note had at all times been in effect. If the total amount of interest paid or accrued pursuant to this Agreement under the foregoing provisions is less than the total amount of interest that would have accrued if a varying rate per annum equal to the interest rate under the Note had been in effect, then Borrower agrees to pay to Lender an amount equal to the difference between (x) the lesser of (A) the amount of interest that would have accrued if the Highest Lawful Rate had at all times been in effect, or (B) the amount of interest that would have accrued if a varying rate per annum equal to the interest rate under the Note had at all times been in effect, and (y) the amount of interest accrued in accordance with the other provisions of this Agreement.

         Section 2.8.      Term.
                           ----
                  (a) Subject to Lender's right to cease making Revolving Credit Loans to Borrower upon or after any Event of Default, this Agreement shall be in effect for a period of two (2) years from the Closing Date, unless terminated as provided in this Section 2.8 (the "Term"), and this Agreement shall be renewed for one-year periods thereafter upon the mutual written agreement of the parties.

                  (b) Notwithstanding anything in this Agreement to the contrary, Lender may terminate this Agreement without notice upon or after the occurrence of an Event of Default.

                  (c) Upon at least thirty (30) days prior written notice to Lender (the "Termination Notice Period"), Borrower may terminate this Agreement; provided however, at the effective date of any termination, Borrower shall pay to Lender (in addition to the then outstanding principal, accrued interest and other Obligations owing under the terms of this Agreement and any other Loan Documents) as liquidated damages and not as a penalty, an amount equal to (i) three percent (3%) of the Maximum Loan Amount, if the termination is on or prior to the first anniversary of the date of this Agreement, and (ii) two percent (2%) of the Maximum Loan Amount, if the termination is after the first anniversary of the date of this Agreement.

                  (d) All of the Obligations shall be immediately due and payable upon the termination date stated in any notice of termination of this Agreement (the "Termination Date"); provided that, notwithstanding anything in
Section 2.8(c) to the contrary, the Termination Date shall be effective no earlier than the first Business Day of the month following the expiration of the Termination Notice Period. All undertakings, agreements, covenants, warranties, and representations of Borrower contained in the Loan Documents shall survive any such termination and Lender shall retain its liens in the Collateral and all of its rights and remedies under the Loan Documents notwithstanding such termination until Borrower has paid the Obligations to Lender, in full, in immediately available funds.

                  (e) Notwithstanding any provision of this Agreement which makes reference to the continuance of an Event of Default, nothing in this Agreement shall be construed to permit Borrower to cure an Event of Default following the lapse of the applicable cure period, and Borrower shall have no such right in any instance unless specifically granted in writing by Lender.

         Section 2.9.      Joint and Several Liability; Binding Obligations.
                           ------------------------------------------------
Each entity constituting Borrower shall be jointly and severally liable for all of the obligations of Borrower under the Note and this Agreement. Each Borrower, individually, expressly understands, agrees and acknowledges, that the loan would not be made available on the terms herein in the absence of the collective credit of all of the Borrowers, the joint and several liability of all Borrowers, and the cross collateralization of the collateral of all Borrowers. Accordingly, each Borrower, individually acknowledges that the benefit to each of the participants in the facility as a whole constitutes reasonably equivalent value, regardless of the amount of the loan actually borrowed by, advanced to, or the amount of collateral provided by, any individual Borrower. In addition, each entity comprising Borrower hereby acknowledges and agrees that all of the representations, warranties, covenants, obligations, conditions, agreements and other terms contained in this Agreement shall be applicable to and shall be binding upon each entity comprising Borrower, and shall be binding upon all such entities when taken together.

                                   ARTICLE III

                                   COLLATERAL
                                   ----------

         Section 3.1.      Generally. As security for the payment of all
                           ---------
liabilities of Borrower to Lender, including without limitation: (a) indebtedness evidenced under the Note, repayment of Revolving Credit Loans, advances and other extensions of credit, all fees and charges owing by Borrower, (including without limitation the Termination Fee) and all other liabilities and obligations of every kind or nature whatsoever of Borrower to Lender, whether now existing or hereafter incurred, joint or several, matured or unmatured, direct or indirect, primary or secondary, related or unrelated, due or to become due, including but not limited to any extensions, modifications, substitutions, increases and renewals thereof, (b) the payment of all amounts advanced by Lender to preserve, protect, defend, and enforce its rights under this Agreement and in the following property in accordance with the terms of this Agreement, and (c) the payment of all expenses incurred by Lender in connection therewith (collectively, the "Obligations"), and as further security for the payment and performance of the obligations of Borrower under any and all loan and security agreements, secured bridge or term notes or other loan documents evidencing indebtedness of Borrower or any of its Affiliates to Lender or any of its Affiliates, including without limitation the Secured Term Note in the aggregate principal amount of Three Million and No/100 Dollars ($3,000,000.00) dated of even date herewith in favor of Lender (collectively, the "Affiliated Loan Documents") (all of the foregoing, collectively, the "Obligations"), Borrower hereby assigns and grants to Lender a continuing first priority lien on and security interest in, upon, and to the following property (the "Collateral"):

                  (a) All of Borrower's now-owned and hereafter acquired or arising Accounts, accounts receivable and rights to payment of every kind and description, and all of Borrower's contract rights, chattel paper, documents and instruments with respect thereto, and all of Borrower's rights, remedies, security and liens, in, to and in respect of the Accounts, including, without limitation, rights of stoppage in transit, replevin, repossession and reclamation and other rights and remedies of an unpaid vendor, lienor or secured party, guaranties or other contracts of suretyship with respect to the Accounts, deposits or other security for the obligation of any Account Debtor, and credit and other insurance;

                  (b) All Borrower's money, securities and other property and the proceeds thereof, including but not limited to any money, securities or other property from or for Borrower that are now or hereafter held or received by, in transit to, in possession of, or under the control of Lender or a bailee or Affiliate of Lender, whether for safekeeping, pledge, custody, transmission, collection or otherwise, and all of Borrower's deposit accounts and any instruments evidencing any deposits into any deposit accounts, and all of Borrower's balances, sums and credits, in each case above whether or not with Lender and at any time existing;

                  (c) All of Borrower's right, title and interest in, to and in respect of all goods relating to, or which by sale have resulted in, Accounts, including, without limitation, all goods described in invoices or other documents or instruments with respect to, or otherwise representing or evidencing, any Account, and all returned, reclaimed or repossessed goods;

                  (d) All of Borrower's now owned or hereafter acquired deposit accounts into which Accounts are deposited, including the Lockbox Account;

                  (e) All of Borrower's now owned and hereafter acquired or arising general intangibles and other property of every kind and description with respect to, evidencing or relating to its Accounts, accounts receivable and other rights to payment, including, but not limited to, all existing and future customer lists, choses in action, claims, books, records, ledger cards, contracts, licenses, formulae, tax and other types of refunds, returned and unearned insurance premiums, rights and claims under insurance policies, and computer programs, information, software, records, and data, as the same relates to the Accounts;

                  (f) All of Borrower's other general intangibles (including, without limitation, any proceeds from insurance policies after payment of prior interests), patents, unpatented inventions, trade secrets, copyrights, contract rights, goodwill, literary rights, rights to performance, rights under licenses, choses-in-action, claims, information contained in computer media (such as data bases, source and object codes, and information therein), things in action, trademarks and trademarks applied for (together with the goodwill associated therewith) and derivatives thereof, trade names, including the right to make, use, and vend goods utilizing any of the foregoing, and permits, licenses, certifications, authorizations and approvals, and the rights of Borrower thereunder, issued by any governmental, regulatory, or private authority, agency, or entity whether now owned or hereafter acquired, together with all cash and non-cash proceeds and products thereof, including but not limited to any royalty payments received by or owed to Borrower or any of Borrower's rights to payment pursuant to that Agreement, dated January 1, 1992, between Visx, Incorporated and International Business Machines Corporation (as predecessor in interest to Borrower) related to U.S. Patent No. 4,784,135 and any other licensing or other similar agreements relating to any patents or other intellectual property owned by, licensed by or licensed to Borrower;

                  (g) All of Borrower's now owned or hereafter acquired inventory of every description which is held by Borrower for sale or lease or is furnished by Borrower under any contract of service or is held by Borrower as raw materials, work in process or materials used or consumed in a business, wherever located, and as the same may now and hereafter from time to time be constituted, together with all cash and non-cash proceeds and products thereof; provided, that, notwithstanding the foregoing, so long as at the time of any request by Borrower described below (a) the Secured Term Note has been repaid in full, and (b) there is no Event of Default that has occurred or is continuing hereunder, at Borrower's request, Lender agrees to release its security interest in any and all inventory (not including, however, any cash or non-cash proceeds thereof to the extent such proceeds constitute Accounts (the "Inventory Proceeds"), in which Lender shall continue to retain a first priority lien and security interest hereunder) for which Borrower is able to obtain financing from any third party; further provided that the foregoing agreement by Lender is subject to Lender's ability to obtain from such third party a subordination or other similar agreement with respect to the Inventory Proceeds that is satisfactory to Lender in all respects as determined by Lender in its reasonable judgment

                  (h) All of Borrower's now owned or hereafter acquired machinery, equipment, computer equipment, tools, tooling, furniture, fixtures, goods, supplies, materials, work in process, whether now owned or hereafter acquired, together with all additions, parts, fittings, accessories, special tools, attachments, and accessions now and hereafter affixed thereto and/or used in connection therewith, all replacements thereof and substitutions therefor, and all cash and non-cash proceeds and products thereof; and

                  (i) The proceeds (including, without limitation, insurance proceeds) of all of the foregoing.

         Section 3.2.      Lien Documents. At Closing and thereafter as Lender
                           --------------
deems necessary in its sole discretion, Borrower shall execute and deliver to Lender, or have executed and delivered (all in form and substance satisfactory to Lender in its sole discretion):

                  (a) UCC-1 Financing Statements pursuant to the Uniform Commercial Code in effect in the jurisdiction(s) in which Borrower operates, which Lender may file in any jurisdiction where any Collateral is or may be located and in any other jurisdiction that Lender deems appropriate; provided that a carbon, photographic, or other reproduction or other copy of this Agreement or of a financing statement is sufficient as and may be filed in lieu of a financing statement; and

                  (b) Any other agreements, documents, instruments, and writings deemed necessary by Lender or as Lender may otherwise request from time to time in its sole discretion to evidence, perfect, or protect Lender's lien and security interest in the Collateral required under this Agreement.

         Section 3.3.      Collateral Administration.
                           -------------------------

                  (a) All Collateral (except deposit accounts, and finished goods and inventory disposed of or held in the possession of Borrower's distributors and field service personnel or held on consignment in connection with clinical trials being conducted by or on Borrower's behalf or utilized in trade shows, all being in the normal course of Borrower's business) shall at all times be kept by Borrower at its principal office(s) as set forth on Schedule
4.15 and shall not be moved from such locations without (i) providing prior written notice to Lender in accordance with Section 6.15, and (ii) obtaining the prior written consent of Lender, which consent shall not be unreasonably withheld.

                  (b) Borrower shall keep accurate and complete records of its Accounts and all payments and collections thereon and shall submit to Lender on such periodic basis as Lender shall request a sales and collections report for the preceding period, in form satisfactory to Lender. In addition, if Qualified Accounts in an aggregate face amount in excess of $500,000.00 become ineligible because they fall within one of the specified categories of ineligibility set forth in the definition of Qualified Accounts or otherwise, Borrower shall notify Lender of such occurrence within three (3) Business Days following such occurrence and the Borrowing Base shall thereupon be adjusted to reflect such occurrence. If requested by Lender on the occurrence of an Event of Default or any event which with the giving of notice of lapse of time or both would constitute an Event of Default, Borrower shall execute and deliver to Lender formal written assignments of all of its Accounts weekly or daily, which shall include all Accounts that have been created since the date of the last assignment, together with copies of claims, invoices or other information related thereto.

                  (c) Whether or not an Event of Default has occurred, any of Lender's officers, employees or agents shall have the right, at any time or times hereafter, in the name of Lender or any designee of Lender or Borrower, on prior notice to Borrower, to verify the validity, amount or any other matter relating to any Accounts by mail, telephone, telegraph or otherwise. Borrower shall cooperate fully with Lender in an effort to facilitate and promptly conclude such verification process.

                  (d) To expedite collection, Borrower shall endeavor in the first instance to make collection of its Accounts for Lender. Lender retains the right at all times after the occurrence and during the continuance of an Event of Default to notify Account Debtors that Accounts have been assigned to Lender and to collect Accounts directly in its own name and to charge the collection costs and expenses, including attorneys' fees, to Borrower.

         Section 3.4.      Other Actions. In addition to the foregoing, Borrower
                           -------------
(a) shall direct each Account Debtor to make payments into the Lockbox, and hereby authorizes Lender, upon Borrower's failure to provide such direction within ten (10) days after the date of this Agreement (or ten (10) days after the entity becomes an Account Debtor), to direct such Account Debtors to make payments into the Lockbox, and (b) shall do anything further that may be lawfully required by Lender to secure Lender and effectuate the intentions and objects of this Agreement, including but not limited to the execution and delivery of lockbox agreements, continuation statements, amendments to financing statements, and any other documents required under this Agreement. At Lender's request, Borrower shall also immediately deliver to Lender all items for which Lender must receive possession to obtain a perfected security interest in the Collateral. Borrower shall within three (3) Business Days following Lender's demand, deliver to Lender copies of all notes, certificates, and documents of title, chattel paper, warehouse receipts, instruments, and any other similar instruments constituting Collateral; provided that upon the occurrence of an Event of Default or any event that, with the giving of notice or passage of time or both, would constitute an Event of Default, Borrower shall, promptly following Lender's demand, deliver to Lender any requested originals or copies of all notes, certificates, and documents of title, chattel paper, warehouse receipts, instruments, and any other similar instruments constituting Collateral.

         Section 3.5.      Searches. Before Closing, and thereafter (as and when
                           --------
determined by Lender in its sole discretion), Lender will perform the searches described in clauses (a) and (b) below against Borrower (the results of which are to be consistent with Borrower's representations and warranties under this Agreement), all at Borrower's expense:

                  (a) Uniform Commercial Code searches with the Secretary of State and local filing offices of each jurisdiction where Borrower maintains its executive offices, a place of business, or assets; and

                  (b) Judgment, federal tax lien and corporate and partnership tax lien searches, in each jurisdiction searched under clause (a) above.

         In addition, prior to Closing, at Borrower's expense, Borrower shall obtain and deliver to Lender good standing certificates showing Borrower to be in good standing in its state of formation and in each other state in which failure to so qualify would have a material adverse effect on Borrower.

         Section 3.6.      Power of Attorney. Each of the officers of Lender is
                           -----------------
hereby irrevocably made, constituted and appointed the true and lawful attorney for Borrower (without requiring any of them to act as such) with full power of substitution to do the following: (a) endorse the name of Borrower upon any and all checks, drafts, money orders, and other instruments for the payment of money that are payable to Borrower or constitute collections on Borrower's Accounts, in each case that may come into Lender's possession; (b) if Borrower refuses to, or fails timely to execute and deliver any financing statements, schedules, assignments, instruments, documents, and statements that Borrower is obligated to give Lender under this Agreement, execute such documents in the name of Borrower; and (c) at any time that an Event of Default has occurred and is continuing or Lender in good faith deems itself insecure, do such other and further acts and deeds in the name of Borrower that Lender may deem necessary or desirable to enforce any Account or other Collateral or perfect Lender's security interest or lien in any Collateral. In addition, if Borrower breaches its obligation to direct payments of the proceeds of the Collateral to the Lockbox Account, Lender, as the irrevocably made, constituted and appointed true and lawful attorney for Borrower pursuant to this paragraph, may, by the signature or other act of any of Lender's officers (without requiring any of them to do so), direct any federal, state or private payor or fiscal intermediary to pay proceeds of the Collateral to Borrower by directing payment to the Lockbox Account. The appointment of Lender as Borrower's attorney, and each and every one of Lender's rights and powers related thereto, shall be revoked and terminated at such time as the Obligations have been fully and finally paid by Borrower without any further act or action required by Lender or Borrower.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------

         Each entity comprising Borrower represents and warrants to Lender, and shall be deemed to represent and warrant on each day on which any Obligations shall be outstanding under this Agreement, that:

         Section 4.1.      Subsidiaries.  Except as set forth in Schedule 4.1,
                           ------------
Borrower has no subsidiaries. LS Japan Company, Ltd. (i)is not an operating subsidiary of Borrower, (ii) does not hold title to or possession of any assets of Borrower, and (iii) is not now, nor in the future will it be, utilized in any manner to carry on Borrower's or any other business.

         Section 4.2.      Organization and Good Standing. Borrower is a
                           ------------------------------
corporation duly organized, validly existing, and in good standing under the laws of its state of formation, is in good standing as a foreign corporation in each jurisdiction in which the failure to be so qualified reasonably could be expected to have a material adverse effect on the Borrower, has the corporate power and authority to own its assets and transact the business in which it is engaged, and has obtained all certificates, licenses and qualifications required under all laws, regulations, ordinances, or orders of public authorities necessary for the ownership and operation of all of its properties and transaction of all of its business.

         Section 4.3.      Authority. Borrower has full corporate power and
                           ---------
authority to enter into, execute, and deliver this Agreement and to perform its obligations under this Agreement, to borrow the Loan, to execute and deliver the Note, and to incur and perform the obligations provided for in the Loan Documents, all of which have been duly authorized by all necessary corporate action. No consent or approval of the shareholders of, or lenders to, Borrower and no consent, approval, filing or registration with any Governmental Authority is required as a condition to the validity of the Loan Documents or the performance by Borrower of its obligations under the Loan Documents.

         Section 4.4.      Binding Agreement. This Agreement and all other Loan
                           -----------------
Documents constitute, and the Note, when issued and delivered pursuant to this Agreement for value received, will constitute, the valid and legally binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms, except to the extent that such enforcement may be limited by applicable bankruptcy, insolvency and other similar laws affecting creditors rights generally.

         Section 4.5.      Litigation. Except as disclosed in Schedule 4.5,
                           ----------
there are no actions, suits, proceedings or investigations pending or to Borrower's knowledge, threatened against Borrower before any court or arbitrator or before or by any Governmental Authority which, in any one case or in the aggregate, if determined adversely to the interests of Borrower, could have a material adverse effect on the business, properties, condition (financial or otherwise) or operations, current or prospective, of Borrower, or upon its ability to perform its obligations under the Loan Documents. Borrower is not in default with respect to any order of any court, arbitrator, or Governmental Authority applicable to Borrower or its properties.

         Section 4.6.      No Conflicts. Except as disclosed in Schedule 4.6,
                           ------------
the execution and delivery by Borrower of this Agreement and the other Loan Documents do not, and the performance of its obligations under the Loan Documents will not, violate, conflict with, constitute a default under, or result in the creation of a lien or encumbrance upon the property of Borrower (other than for the benefit of Lender) under: (a) any provision of Borrower's articles of incorporation or bylaws, (b) any provision of any law, rule, or regulation applicable to Borrower, (c) any indenture or other agreement or instrument to which Borrower is a party or by which Borrower or its property is bound, or (d) any judgment, order or decree of any court, arbitration tribunal, or Governmental Authority having jurisdiction over Borrower which is applicable to Borrower.

         Section 4.7.      Financial Condition. The annual financial statements
                           -------------------
of Borrower as of and for the period ending December 31, 1999 audited by KPMG, LLP and the unaudited financial statements of Borrower as of and for the period ending September 30, 2000, certified by the chief financial officer of Borrower, which have been delivered to Lender, fairly present the financial condition of Borrower and the results of its operations and changes in financial condition as of the dates and for the periods referred to, and have been prepared in accordance with GAAP (except for the unaudited financial statements that are subject to normal year-end adjustments and will not contain footnotes). There are no material unrealized or anticipated liabilities, direct or indirect, fixed or contingent, of Borrower as of the dates of such financial statements which are not reflected in such financial statements or in the notes to such financial statements. There has been no adverse change in the business, properties, condition (financial or otherwise) or operations (current or prospective) of Borrower since December 31, 2000. Borrower's fiscal year ends on December 31. The federal tax identification number of each entity comprising Borrower is set forth on Schedule 4.7.

         Section 4.8.      No Default. Except as disclosed in Schedule 4.8,
                           ----------
Borrower is not in default under or with respect to any obligation in any respect which could be adverse to its business, operations, property or financial condition, or which could adversely affect the ability of Borrower to perform its obligations under the Loan Documents. Except as disclosed in
Schedule 4.8, no Event of Default or event which, with the giving of notice or lapse of time, or both, could become an Event of Default, has occurred and is continuing.

         Section 4.9.      Title to Properties. Except as disclosed in Schedule
                           -------------------
4.9, Borrower has good and marketable title to its properties and assets, including the Collateral and the properties and assets reflected in the financial statements described in Section 4.7, subject to no lien, mortgage, pledge, encumbrance or charge of any kind, other than Permitted Liens. Borrower has not agreed or consented to cause any of its properties or assets whether owned now or hereafter acquired to be subject in the future (upon the happening of a contingency or otherwise) to any lien, mortgage, pledge, encumbrance or charge of any kind other than Permitted Liens.

         Section 4.10.     Taxes. Borrower has filed, or has obtained extensions
                           -----
for the filing of, all federal, state and other tax returns which are required to be filed, and has paid all taxes shown as due on those returns and all assessments, fees and other amounts due as of the date of this Agreement. All tax liabilities of Borrower were, as of December 31, 2000 and are now, adequately provided for on Borrower's books. No tax liability has been asserted by the Internal Revenue Service or other taxing authority against Borrower for taxes in excess of those already paid.

         Section 4.11.     Securities and Banking Laws and Regulations.
                           -------------------------------------------
                  (a) The use of the proceeds of the Loan and Borrower's issuance of the Note will not directly or indirectly violate or result in a violation of the Securities Act of 1933 or the Securities Exchange Act of 1934, as amended, or any regulations issued pursuant thereto, including without limitation Regulations U, T or X of the Board of Governors of the Federal Reserve System. Borrower is not engaged in the business of extending credit for the purpose of the purchasing or carrying "margin stock" within the meaning of those regulations. No part of the proceeds of the Loan under this Agreement will be used to purchase or carry any margin stock or to extend credit to others for such purpose.

                  (b) Borrower is not an investment company within the meaning of the Investment Company Act of 1940, as amended, nor is it, directly or indirectly, controlled by or acting on behalf of any Person which is an investment company within the meaning of that Act.

         Section 4.12.     ERISA. No employee benefit plan (a "Plan") subject to
                           -----
the Employee Retirement Income Security Act of 1974 ("ERISA") and regulations issued pursuant to ERISA that is maintained by Borrower or under which Borrower could have any material liability under ERISA (a) has failed to meet minimum funding standards established in Section 302 of ERISA, (b) has to Borrower's knowledge failed to substantially comply with all applicable requirements of ERISA and of the Internal Revenue Code, including all applicable rulings and regulations thereunder, or (c) has engaged in or been involved in a prohibited transaction (as defined in ERISA) under ERISA or under the Internal Revenue Code. Neither Borrower nor any member of a Controlled Group that includes Borrower has assumed, or received notice of a claim asserted against Borrower or another member of the Controlled Group for, withdrawal liability (as defined in the Multi-Employer Pension Plan Amendments Act of 1980, as amended) with respect to any multi-employer pension plan. Borrower has timely made when due all contributions with respect to any multi-employer pension plan in which it participates and no event has occurred triggering a material claim against Borrower for withdrawal liability with respect to any multi-employer pension plan in which Borrower participates.

         Section 4.13.     Compliance with Law. Except as described in Schedule
                           -------------------
4.13, Borrower is not in violation of any statute, rule or regulation of any Governmental Authority (including, without limitation, any statute, rule or regulation relating to employment practices or to environmental, occupational and health standards and controls) where such violation would, individually or in the aggregate, have a material adverse effect on the Borrower. Borrower has obtained all licenses, permits, franchises and other governmental authorizations necessary for the ownership of its properties and the conduct of its business, except to the extent that the failure to obtain such licenses, permits, franchises and authorizations, individually or in the aggregate, would not have a material adverse effect on the Borrower. Borrower is current with all reports and documents required to be filed with any state or federal securities commission or similar Governmental Authority and is in full compliance with all applicable rules and regulations of such commissions.

         Section 4.14.     Environmental Matters. To Borrower's knowledge, no
                           ---------------------
use, exposure, release, generation, manufacture, storage, treatment, transportation or disposal of Hazardous Material has occurred or is occurring on or from any real property on which the Collateral is located or which is owned, leased or otherwise occupied by Borrower (the "Premises"), or off the Premises as a result of any action of Borrower, except as described in Schedule 4.14. All Hazardous Material used, treated, stored, transported to or from, generated or handled on the Premises, or off the Premises by Borrower, has been disposed of on or off the Premises by or on behalf of Borrower in a lawful manner. To Borrower's knowledge, there are no underground storage tanks present on or under the Premises owned or leased by Borrower. No other environmental, public health or safety hazards exist with respect to the Premises.

         Section 4.15.     Places of Business. As of the Closing Date, the only
                           ------------------
places of business of Borrower, and the places where it keeps and intends to keep the Collateral and records concerning the Collateral, are at the addresses set forth in Schedule 4.15. All locations set forth on Schedule 4.15 are leased by Borrower, and Schedule 4.15 lists the lessor for each such property.

         Section 4.16.     Intellectual Property. Borrower exclusively owns or
                           ---------------------
possesses a license to all the patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, franchises, licenses, and rights with respect to the foregoing necessary for the current and planned future conduct of its business, without, except as described in Schedule 4.16(b), any conflict with the rights of others. A list of all such intellectual property (indicating the nature of Borrower's interest), as well as all outstanding franchises and licenses given by or held by Borrower, is attached as
Schedule 4.16(a). Borrower is not in default of any obligation or undertaking with respect to such intellectual property or rights. Except as described in
Schedule 4.16(b), Borrower is not infringing on any patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, franchises, licenses, any rights with respect to the foregoing, or any other intellectual property rights of others and the Borrower is not aware of any infringement by others of any such rights owned by Borrower.

         Section 4.17.     Stock Ownership. The authorized equity securities of
                           ---------------
each of the entities comprising Borrower is as set forth on Schedule 4.17. All issued and outstanding equity securities of the Borrower are duly authorized and validly issued, fully paid, nonassessable, free and clear of all liens other than those in favor of Lender for the benefit of Lender, and such equity securities were issued in compliance with all applicable state, federal and foreign laws concerning the issuance of securities. The identity of the holders of equity securities in excess of five percent (5%) of the issued and outstanding shares of Borrower on a fully diluted basis as of February 28, 2001 and the percentage of their fully-diluted ownership of the equity securities of Borrower are set forth on Schedule 4.17. No shares of the capital stock or other equity securities of the Borrower, other than those described above, are issued and outstanding. Except as provided in Schedule 4.17, there are no preemptive or other outstanding rights, options, warrants, conversion rights or similar agreements or understandings for the purchase or acquisition from Borrower of any equity securities of Borrower.

         Section 4.18.     Material Facts. Neither this Agreement nor any other
                           --------------
Loan Document nor any other agreement, document, certificate, or statement furnished to Lender by or on behalf of Borrower in connection with the transactions contemplated by this Agreement contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained in this Agreement or other Loan Document not misleading. There is no fact known to Borrower that adversely affects or in the future may adversely affect the business, operations, affairs or financial condition of Borrower, or any of its properties or assets.

         Section 4.19.     Investments, Guarantees, and Certain Contracts.
                           ----------------------------------------------
Borrower does not own or hold any equity or long-term debt investments in, have any outstanding advances to, have any outstanding guarantees for the obligations of, or have any outstanding borrowings from, any Person, except as described on
Schedule 4.19. Borrower is not a party to any contract or agreement, or subject to any corporate restriction, which adversely affects its business.

         Section 4.20.     Business Interruptions. Within five years before the
                           ----------------------
date of this Agreement, neither the business, property or assets, or operations of Borrower has been adversely affected in any way by any casualty, strike, lockout, combination of workers, or order of the United States of America or other Governmental Authority, directed against Borrower. There are no pending or threatened labor disputes, strikes, lockouts, or similar occurrences or grievances against Borrower or its business.

         Section 4.21.     Names. Within five years before the date of this
                           -----
Agreement, Borrower has not conducted business under or used any other name (whether corporate, partnership or assumed) other than as shown on Schedule
4.21. To Borrower's knowledge, except as set forth on Schedule 4.21, Borrower is the sole owner of all names listed on that Schedule and any and all business done and invoices issued in such names are Borrower's sales, business, and invoices. Each trade name of Borrower represents a division or trading style of Borrower and not a separate Person or independent Affiliate.

         Section 4.22      Joint Ventures. Borrower is not engaged in any joint
                           --------------
venture or partnership with any other Person, except as set forth on Schedule 4.22.

         Section 4.23      Accounts. Lender may rely, in determining which
                           --------
Accounts are Qualified Accounts, on all statements and representations made by Borrower with respect to any Account or Accounts. Unless otherwise indicated in writing to Lender, with respect to each Qualified Account, Borrower represents that:

                  (a) The Account is genuine and in all respects what it purports to be, and is not evidenced by a judgment;

                  (b) The Account arises out of a completed, bona fide sale and shipment of goods or rendition of services by Borrower in the ordinary course of its business and in accordance with the terms and conditions of all purchase orders, contracts or other documents relating thereto and forming a part of the contract between Borrower and the Account Debtor;

                  (c) The Account is for a liquidated amount maturing as stated in a duplicate claim or invoice covering such sale or rendition of services, a copy of which has been furnished or is available to Lender;

                  (d) The Account, and Lender's security interest in such Account, is not, and will not (by voluntary act or omission by Borrower), be in the future, subject to any offset, lien, deduction, defense, dispute, counterclaim or any other adverse condition, and each such Account is absolutely owing to Borrower and is not contingent in any respect or for any reason;

                  (e) There are no facts, events or occurrences which in any way impair the validity or enforceability of any Accounts or tend to reduce the amount payable thereunder from the face amount of the claim or invoice and statements delivered to Lender with respect thereto;

                  (f) To the best of Borrower's knowledge, (i) the Account Debtor under the Account had the capacity to contract at the time any contract or other document giving rise to the Account was executed and (ii) such Account Debtor is solvent;

                  (g) To the best of Borrower's knowledge, there are no proceedings or actions which are threatened or pending against any Account Debtor under the Account which might result in any material adverse change in such Account Debtor's financial condition or the collectibility of such Account;

                  (h) The Account has been billed and forwarded to the Account Debtor for payment in accordance with applicable laws and compliance and conformance with any requisite procedures, requirements and regulations governing payment by such Account Debtor with respect to such Account; and

                  (i) Borrower has obtained and currently has all licenses, permits and authorizations that are necessary in the generation of such Accounts.

         Section 4.24.     Solvency. Both before and after giving effect to the
                           --------
transactions contemplated by the terms and provisions of this Agreement, Borrower (taken as a whole) (a) owns property whose fair saleable value is greater than the amount required to pay all of Borrower's Indebtedness (including contingent debts), (b) was and is able to pay all of its Indebtedness as such Indebtedness matures, and (c) had and has capital sufficient to carry on its business and transactions and all business and transactions in which it is about to engage. For purposes of this Agreement, the term "Indebtedness" means, without duplication (x) all items which in accordance with GAAP would be included in determining total liabilities as shown on the liability side of a balance sheet of such Borrower as of the date on which Indebtedness is to be determined, (y) all obligations of any other person or entity which such Borrower has guaranteed, and (z) the Obligations.

         Section 4.25.     Year 2000 Compliance. All devices, systems,
                           --------------------
machinery, information technology, computer software and hardware, and other date sensitive technology (collectively, the "Systems") necessary for Borrower to carry on its business as currently conducted and as expected to be conducted in the future are currently functioning in a manner, and with ordinary course upgrading and maintenance, will continue to function in manner so as to be Year 2000 Compliant. For purposes of these provisions, "Year 2000 Compliant" means that such Systems are designed to be used before, during and after the Gregorian calendar year 2000 A.D. and will operate during each such time period without error related to date data, specifically including any error relating to, or the product of, date data that represents or refers to different centuries or more than one century.

                                    ARTICLE V

                        CLOSING AND CONDITIONS OF LENDING
                        ---------------------------------

         Section 5.1.      Conditions Precedent to Agreement. The obligation of
                           ---------------------------------
Lender to enter into and perform this Agreement and to make Revolving Credit Loans is subject to the following conditions precedent:

                  (a) Lender shall have received two (2) originals of this Agreement, the Certificate of Validity, and all other Loan Documents required to be executed and delivered at or before Closing (other than the Note, as to which Lender shall receive only one original), executed by Borrower and any other required Persons, as applicable.

                  (b) Lender shall have received all searches and good standing certificates required by Section 3.5.

                  (c) Borrower shall have complied and shall then be in compliance with all the terms, covenants and conditions of the Loan Documents.

                  (d) There shall have occurred and be continuing no Event of Default and no event which, with the giving of notice or the lapse of time, or both, could constitute such an Event of Default.

                  (e) The representations and warranties contained in Article IV shall be true and correct.

                  (f) Lender shall have received an executed Officer's Certificate, together with all attachments thereto, in a form acceptable to Lender.

                  (g) Lender shall have received a written opinion of counsel for Borrower, dated the date of this Agreement, substantially in the form of Exhibit C.

                  (h) Lender shall have received such financial statements, reports, certifications, and other operational information required to be delivered under this Agreement, including without limitation an initial borrowing base certificate calculating the Borrowing Base.

                  (i) Lender shall have received the Commitment Fee.

                  (j) The Lockbox, Lockbox Account and the Concentration Account shall have been established.

                  (k) Lender shall have received an estoppel certificate substantially in the form of Exhibit D from Borrower's landlord or sublandlord, as the case may be, with respect to the two facilities located in Winter Park, Florida and the one facility located in Earth City, Missouri.

                  (l) Lender shall have received a certificate of Borrower's chief financial officer, dated the Closing Date, certifying that all of the conditions specified in this Section have been fulfilled.

         Section 5.2.      Conditions Precedent to Advances. Notwithstanding any
                           ---------------------------------
other provision of this Agreement, no Loan proceeds, Revolving Credit Loans, advances or other extensions of credit under the Loan shall be disbursed under this Agreement unless the following conditions have been satisfied or waived immediately before such disbursement:

                  (a) The representations and warranties on the part of Borrower contained in Article IV of this Agreement shall be true and correct in all respects at and as of the date of disbursement or advance, as though made on and as of such date (except to the extent that such representations and warranties expressly relate solely to an earlier date and except that the references in
Section 4.7 to financial statements shall be deemed to be a reference to the then most recent annual and interim financial statements of Borrower furnished to Lender pursuant to Section 6.1).

                  (b) No Event of Default or event which, with the giving of notice of the lapse of time, or both, could become an Event of Default shall have occurred and be continuing or would result from the making of the disbursement or advance.

                  (c) No material adverse change in the condition (financial or otherwise), properties, business, or operations of Borrower shall have occurred and be continuing with respect to Borrower since the date of this Agreement.

         Section 5.3.      Closing. Subject to the conditions of this Article V,
                           -------
the Loan shall be made available on the date as is mutually agreed by the parties (the "Closing Date") at such time as may be mutually agreeable to the parties upon the execution of this Agreement (the "Closing") at such place as may be requested by Lender.

         Section 5.4.      Waiver of Rights. By completing the Closing under
                           ----------------
this Agreement, or by making advances under the Loan, Lender does not waive a breach of any representation or warranty of Borrower under this Agreement or under any other Loan Document, and all of Lender's claims and rights resulting from any breach or misrepresentation by Borrower are specifically reserved by Lender.

                                   ARTICLE VI

                              AFFIRMATIVE COVENANTS
                              ---------------------

         Each entity comprising Borrower covenants and agrees that for so long as Borrower may borrow under this Agreement and until payment in full of the Note and satisfaction of all other obligations of Borrower under the Loan
Documents:

         Section 6.1.      Financial Statements and Collateral Reports. Borrower
                           -------------------------------------------
will furnish to Lender (a) a sales and collections report and accounts receivable aging schedule on a form acceptable to Lender within twenty (20) days after the end of each calendar month, which shall include, but not be limited to, a report of sales, credits issued, and collections received; (b) payables aging schedules within twenty (20) days after the end of each calendar month;
(c) internally prepared monthly consolidated financial statements for Borrower, certified by the chief financial officer of Borrower, within forty-five (45) days of the end of each calendar month, accompanied by actual vs. budget variance reports; (d) to the extent prepared by Borrower, annual projections, profit and loss statements, balance sheets, and cash flow reports (prepared on a quarterly basis) for the succeeding fiscal year no later than the last to occur of (i) thirty (30) days after the commencement of each of Borrower's fiscal years, or (ii) five (5) Business Days after such statements and reports are approved by LaserSight Incorporated's board of directors; (e) internally prepared consolidated annual financial statements for Borrower within seventy-five (75) days after the end of each of Borrower's fiscal years; (f) consolidated annual financial statements for Borrower audited by KPMG, LLP, or another firm of independent public accountants satisfactory to Lender, within ninety (90) days after the end of each of Borrower's fiscal years; (g) promptly upon receipt thereof, copies of any reports submitted to Borrower by the independent accountants in connection with any interim audit of the books of Borrower and copies of each management control letter provided to Borrower by independent accountants; (h) as soon as available, copies of all financial statements and notices provided by Borrower to all of its stockholders; and (i) such additional information, reports or statements as Lender may from time to time reasonably request. Annual financial statements shall set forth in comparative form figures for the corresponding periods in the prior fiscal year. All financial statements shall include a balance sheet and statement of earnings and shall be prepared in accordance with GAAP.

         Section 6.2.      Payments Under this Agreement. Borrower will make all
                           ----------------------------
payments of principal, interest, fees, and all other payments required under this Agreement and under the Loan, and under any other agreements with Lender to which Borrower is a party, as and when due.

         Section 6.3.      Existence, Good Standing, and Compliance with Laws.
                           --------------------------------------------------
Borrower will do or cause to be done all things necessary (a) to obtain and keep in full force and effect all corporate existence, rights, material licenses, privileges, and franchises of Borrower necessary to the ownership of its property or the conduct of its business, and comply with all applicable current and future laws, ordinances, rules, regulations, orders and decrees of any Governmental Authority having or claiming jurisdiction over Borrower; and (b) to maintain and protect the properties used or useful in the conduct of the operations of Borrower, in a prudent manner, including without limitation the maintenance at all times of such insurance upon its insurable property and operations as required by law or by Section 6.7. For purposes of this Section 6.3, LS Japan Company, Ltd. will not be considered a "Borrower" and nothing in this Section 6.3 shall require Borrower to maintain the existence of LS Japan Company, Ltd.

         Section 6.4.      Legality. The making of the Loan and each
                           --------
disbursement or advance under the Loan shall not be subject to any penalty or special tax, shall not be prohibited by any governmental order or regulation applicable to Borrower, and shall not violate any rule or regulation of any Governmental Authority, and necessary consents, approvals and authorizations of any Governmental Authority to or of any such disbursement or advance shall have been obtained.

         Section 6.5.      Lender's Satisfaction. All instruments and legal
                           ---------------------
documents and proceedings in connection with the transactions contemplated by this Agreement shall be satisfactory in form and substance to Lender and its counsel, and Lender shall have received all documents, including records of corporate proceedings and opinions of counsel, which Lender may have requested in connection therewith.

         Section 6.6.      Taxes and Charges. Borrower will timely file all tax
                           -----------------
reports and pay and discharge all taxes, assessments and governmental charges or levies imposed upon Borrower, or its income or profits or upon its properties or any part thereof, before the same shall be in default and before the date on which penalties attach thereto, as well as all lawful claims for labor, material, supplies or otherwise which, if unpaid, might become a lien or charge upon the properties or any part thereof of Borrower; provided, however, that Borrower shall not be required to pay and discharge or cause to be paid and discharged any such tax, assessment, charge, levy or claim so long as the validity or amount thereof shall be contested in good faith and by appropriate proceedings by Borrower, and Borrower shall have set aside on their books adequate reserve therefor; and provided further, that such deferment of payment is permissible only so long as Borrower's title to, and its right to use, the

Collateral is not adversely affected thereby and Lender's lien and priority on the Collateral are not adversely affected, altered or impaired thereby.

         Section 6.7.      Insurance. Borrower will carry adequate public
                           ---------
liability and product liability insurance with responsible companies reasonably satisfactory to Lender in such amounts and against such risks as is customarily maintained by similar businesses and by owners of similar property in the same general area.

         Section 6.8.      Information; Visits and Inspections. Borrower shall
                           -----------------------------------
furnish to Lender such information as Lender may, from time to time, request with respect to the business or financial affairs of Borrower. On advance notice by Lender and during normal business hours, Borrower shall permit any officer, employee, agent or representative of Lender to visit and inspect any of the properties of Borrower, to inspect, audit and make copies of or prepare extracts from Borrower's minute books, books of account and other records, including management letters prepared by Borrower's auditors, of Borrower, and make copies thereof or extracts therefrom, and to discuss the business affairs, finances and accounts of Borrower with, and be advised as to the same by, the officers, employees and, if available, independent accountants Borrower.

         Section 6.9.      Maintenance of Property. Borrower will maintain, keep
                           -----------------------
and preserve all of its properties in good repair, working order and condition and from time to time make all necessary repairs, renewals, replacements, betterments and improvements thereto, so that the business carried on in connection therewith may be properly conducted at all times.

         Section 6.10.     Notification of Events of Default and Adverse
                           ---------------------------------------------
Developments. Borrower promptly will notify Lender upon the occurrence of: (a)
------------
any Event of Default; (b) any event which, with the giving of notice or lapse of time, or both, could constitute an Event of Default; (c) any event, development or circumstance whereby the financial statements previously furnished to Lender fail in any material respect to present fairly, in accordance with GAAP, the financial condition and operational results of Borrower; (d) any judicial, administrative or arbitration proceeding pending against Borrower, and any judicial or administrative proceeding known by Borrower to be threatened against it which, if adversely decided, could adversely affect its condition (financial or otherwise) or operations (current or prospective) or which may expose Borrower to uninsured liability of $250,000.00 or more; (e) any default claimed by any other creditor for Borrowed Money of Borrower other than Lender in excess of $50,000; and (f) any other development in the business or affairs of Borrower which may be adverse; in each case describing the nature of the event or development. In the case of notification under clauses (a) or (b) above), Borrower should set forth the action Borrower proposes to take with respect to such event.

         Section 6.11.     Employee Benefit Plans. Borrower will (a) comply with
                           ----------------------
the funding requirements of ERISA with respect to the Plans for its employees, or will promptly satisfy any accumulated funding deficiency that arises under
Section 302 of ERISA; (b) furnish Lender, promptly after filing the same, with copies of all reports or other statements filed with the United States Department of Labor, the Pension Benefit Guaranty Corporation, or the Internal

Revenue Service with respect to all Plans, or which Borrower, or any member of a Controlled Group, may receive from such Governmental Authority with respect to any such Plans, and (c) promptly advise Lender of the occurrence of any Reportable Event or Prohibited Transaction with respect to any such Plan and the action which Borrower proposes to take with respect thereto. Borrower will make all contributions when due with respect to any multi-employer pension plan in which it participates and will promptly advise Lender: (x) upon its receipt of notice of the assertion against Borrower of a claim for withdrawal liability;
(y) upon the occurrence of any event which could trigger the assertion of a claim for withdrawal liability against Borrower; and (z) upon the occurrence of any event which would place Borrower in a Controlled Group as a result of which any member (including Borrower) thereof may be subject to a claim for withdrawal liability, whether liquidated or contingent.

         Section 6.12.     Financing Statements. Borrower shall provide to
                           --------------------
Lender evidence satisfactory to Lender as to the due recording of termination statements, releases of collateral, and Forms UCC-3, and shall cause to be recorded financing statements on Form UCC-1, duly executed by Borrower and Lender, in all places necessary to release all existing security interests and other liens in the Collateral (other than as permitted by this Agreement) and to perfect and protect Lender's first priority lien and security interest in the Collateral, as Lender may request.

         Section 6.13.     Financial Records. Borrower shall keep current and
                           -----------------
accurate books of records and accounts in which full and correct entries will be made of all of its business transactions, and will reflect in its financial statements adequate accruals and appropriations to reserves, all in accordance with GAAP.

         Section 6.14.     Collection of Accounts. Borrower shall continue to
                           ----------------------
collect its Accounts in the ordinary course of business. Without limiting any of Borrower's obligations or any of Lender's rights or remedies hereunder, Borrower shall request that any and all payments of any Account Debtor with respect to any of Borrower' Accounts be made only to the Lockbox Account. Borrower will not direct or instruct Account Debtors to make payments to any party or entity that is organized or exists outside of the United States. Borrower will not direct or instruct Account Debtors to make payments to any other account. If for any reason a payment is not sent to the Lockbox Account, Borrower, as required by
Section 2.3(b), shall immediately remit such payment to the Lockbox Account.

         Section 6.15.     Places of Business. Borrower shall give thirty (30)
                           ------------------
days' prior written notice to Lender of any change in the location of any of its places of business, of the places where its records concerning its Accounts are kept, of the places where the Collateral is kept, or of the establishment of any new, or the discontinuance of any existing, places of business.

         Section 6.16.     Business Conducted. Borrower shall continue in the
                           ------------------
business currently conducted by it using its best efforts to maintain its customers and goodwill. Borrower shall not engage, directly or indirectly, in any line of business substantially different from the business conducted by it immediately before the Closing Date, or engage in business or lines of business which are not reasonably related thereto.

         Section 6.17.     Litigation and Other Proceedings. Borrower shall give
                           --------------------------------
prompt notice to Lender of any litigation, arbitration, or other proceeding before any Governmental Authority against or affecting Borrower if the amount claimed is more than $250,000.00.

         Section 6.18.     Bank  Accounts.  Borrower shall assign to Lender all
                           ---------------
of its depository and disbursement accounts into which collections of Accounts are deposited.

         Section 6.19.     Submission of Collateral Documents. Borrower will, on
                           ----------------------------------
demand of Lender, make available to Lender copies of shipping and delivery receipts evidencing the shipment of goods that gave rise to an Account, a copy of the invoice for each Account and copies of any written contract or order from which the Account arose. Borrower shall promptly notify Lender if an Account becomes evidenced or secured by an instrument or chattel paper and upon request of Lender, will promptly deliver any such instrument or chattel paper to Lender.

         Section 6.20.     Licenses, Approvals. Borrower will maintain all
                           -------------------
licenses, permits, authorizations and approvals necessary to conduct its business as currently conducted, and take any steps required to comply with any such new or additional requirements that may be imposed on providers of medical products and services.

         Section 6.21.     Officer's Certificates. Together with the monthly
                           ----------------------
financial statements delivered pursuant to clause (c) of Section 6.1, and together with the audited annual financial statements delivered pursuant to clause (f) of that Section, Borrower shall deliver to Lender a certificate of its chief financial officer, in form and substance satisfactory to Lender:

                  (a) Setting forth the information (including detailed calculations, if applicable) required to establish whether Borrower is in compliance with the requirements of Articles VI and VII as of the end of the period covered by the financial statements then being furnished; and

                  (b) Stating that the signer has reviewed the relevant terms of this Agreement, and has made (or caused to be made under his supervision) a review of the transactions and conditions of Borrower from the beginning of the accounting period covered by the income statements being delivered to the date of the certificate, and that such review has not disclosed the existence during such period of any condition or event which constitutes an Event of Default or which is then, or with the passage of time or giving of notice or both, could become an Event of Default, and if any such condition or event existed during such period or now exists, specifying the nature and period of existence thereof and what action Borrower has taken or proposes to take with respect thereto.

         Section  6.22.    Net Worth.  Borrower will not at any time allow its
                           ----------
net worth,  as computed in  accordance  with GAAP, to fall below $20,000,000.00.

         Section 6.23.     Termination/Default of Customer Contracts. Borrower
                           -----------------------------------------
will notify Lender of any (a) default or event of default under, (b) termination of or (c) the failure of any party to renew any customer contract (unless the default or event of default under, termination of or failure to renew such customer contract, as the case may be, could not reasonably be expected to have a material adverse effect on Borrower, including without limitation on Borrower's business, the Collateral or the Loan hereunder) as soon as reasonably possible (other than with respect to any notice of default, termination or failure to renew that originates with Borrower, which notice shall be sent concurrently to Lender). Notwithstanding anything in this Section 6.23 to the contrary, no provision in this Section 6.23 shall be deemed to modify, reduce or otherwise affect Lender's rights hereunder or under any other Loan Document.

         Section 6.24.     Capital Adequacy and Other Adjustments. In the event
                           --------------------------------------
that Lender shall have determined that the adoption after the date hereof of any law, treaty, governmental (or quasi-governmental) rule, regulation, guideline or order regarding capital adequacy, reserve requirements or similar requirements or compliance by Lender or any corporation controlling Lender with any request or directive regarding capital adequacy, reserve requirements or similar requirements (whether or not having the force of law and whether or not failure to comply therewith would be unlawful) from any central bank or governmental agency or body having jurisdiction does or shall have the effect of increasing the amount of capital, reserves or other funds required to be maintained by Lender or any corporation controlling Lender and thereby reducing the rate of return on Lender's or such corporation's capital as a consequence of its obligations hereunder, then Borrower shall from time to time within fifteen (15) days after notice and demand from Lender pay to Lender additional amounts sufficient to compensate such Lender for such reduction. A certificate as to the amount of such cost and showing the basis of the computation of such cost submitted by such Lender to Borrower shall, absent manifest error, be final, conclusive and binding for all purposes.

         Section 6.25.     Taxes.
                           -----
                  (a) Any and all payments or reimbursements made under the Loan Documents shall be made free and clear of and without deduction for any and all taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto of any nature whatsoever imposed by any taxing authority, excluding such taxes to the extent imposed on Lender's net income by the jurisdiction in which Lender is organized. If Borrower shall be required by law to deduct any such amounts from or in respect of any sum payable hereunder to Lender, then the sum payable hereunder shall be increased as may be necessary so that, after making all required deductions, Lender receives an amount equal to the sum it would have received had no such deductions been made.

                  (b) In the event that, subsequent to the initial advance under the Loan (i) any changes in any existing law, regulation, treaty or directive or in the interpretation or application thereof, (ii) any new law, regulation, treaty or directive enacted or any interpretation or application thereof, or
(iii) compliance by Lender with any request or directive (whether or not having the force of law) from any governmental authority, agency or instrumentality:

                           (A)      does or shall subject  Lender to any tax of
any kind whatsoever with respect to this Agreement orthe other Loan Documents, or change the basis of taxation of payments to Lender of principal, fees, interest or any other amount payable hereunder (except for net income taxes, or franchise taxes imposed in lieu of net income taxes, imposed generally by federal, state or local taxing authorities with respect to interest or commitment fees or other fees payable hereunder or changes in the rate of tax on the overall net income of Lender); or

                           (B)      does or shall  impose on Lender  any other
condition or increased cost in connection with the transactions contemplated hereby or participations herein;

and the result of any of the foregoing is to increase the cost to Lender of making or continuing the Loan hereunder, as the case may be, or to reduce any amount receivable hereunder, then, in any such case, Borrower shall promptly pay to Lender, upon its demand, any additional amounts necessary to compensate Lender, on an after-tax basis, for such additional cost or reduced amount receivable, as determined by Lender with respect to this Agreement or the other Loan Documents. If Lender becomes entitled to claim any additional amounts pursuant to this subsection, it shall promptly notify Borrower of the event by reason of which Lender has become so entitled. A certificate as to any additional amounts payable pursuant to the foregoing sentence submitted by Lender to Borrower shall, absent manifest error, be final, conclusive and binding for all purposes.

         Section 6.26.     Further Documentation. In the event any further
                           ---------------------
documentation or information is (a) required by Lender or any prospective transferee in connection with selling, transferring, delivering, assigning, securitizing or granting a participation in the Loan (or transferring the servicing of the Loan), or (b) deemed necessary or appropriate by Lender in the exercise of its rights under the Loan Documents or to correct patent mistakes in the Loan Documents, or the funding of the Loan, Borrower shall provide, or cause to be provided to Lender, at Borrower's cost and expense, such documentation or information. Borrower shall execute and deliver to Lender and/or the prospective transferee or servicer such documentation, including but not limited to, any amendments, corrections, deletions or additions to the Loan Documents as is required by Lender and/or the prospective transferee; provided, however, that Borrower shall not be required to do anything that has the effect of changing the essential economic terms of the Loan set forth in the Loan Documents.

         Section 6.27.     Compliance with Requirements of Prospective
                           -------------------------------------------
Transferee. Borrower shall do anything necessary to comply with the requirements
----------
of any prospective transferee or servicer of the Loan, in order to enable Lender or such transferee to sell, transfer, deliver, assign, securitize or grant a participation in the Loan; provided, however, that Borrower shall not be required to do anything that has the effect of changing the essential economic terms of this Agreement.

                                   ARTICLE VII

                               NEGATIVE COVENANTS
                               ------------------

         Each entity comprising Borrower covenants and agrees that so long as Borrower may borrow under this Agreement and until payment in full of the Note and performance of all other obligations of Borrower under the Loan Documents:

         Section 7.1.      Borrowing. Borrower will not create, incur, assume or
                           ---------
suffer to exist any liability for Borrowed Money except: (a) indebtedness to Lender; (b) indebtedness of Borrower secured by mortgages, encumbrances or liens expressly permitted by Section 7.3; (c) accounts payable to trade creditors and current operating expenses (other than for Borrowed Money) which are not aged more than one hundred twenty (120) days from the billing date or more than thirty (30) days from the due date, in each case incurred in the ordinary course of business and paid within such time period, unless the same are either (i) being contested in good faith and by appropriate and lawful proceedings, and Borrower shall have set aside such reserves, if any, with respect thereto as are required by GAAP and deemed adequate by Borrower and its independent accountants, or (ii) relate to a creditor with whom Borrower has in the ordinary course of its business developed a custom and practice that permits Borrower to pay such accounts payable over a more favorable time period than that described in this Section 7.1(c); (d) borrowings that are described on Schedule 7.1, and
(e) borrowings incurred in the ordinary course of its business and not exceeding $500,000.00 in the aggregate outstanding at any one time. Borrower will not make prepayments on any existing or future indebtedness for Borrowed Money to any Person (other than Lender, to the extent permitted by this Agreement or any subsequent agreement between Borrower and Lender).

         Section 7.2.      Joint Ventures. Borrower will not invest directly or
                           --------------
indirectly in any joint venture for any purpose without the prior written notice to, and the prior written consent of, Lender, which consent shall not be unreasonably withheld.

         Section 7.3.      Liens and Encumbrances. Borrower will not create,
                           ----------------------
incur, assume or suffer to exist any mortgage, pledge, lien or other encumbrance of any kind (including the charge upon property purchased under a conditional sale or other title retention agreement) upon, or any security interest in, any of its Collateral, whether now owned or hereafter acquired, except for Permitted Liens.

         Section 7.4.      Restriction on Fundamental Changes. Except as
                           ----------------------------------
disclosed on Schedule 7.4, Borrower will not: (a) enter into any transaction of merger or consolidation; (b) liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution); (c) convey, sell, lease, sublease, transfer or otherwise dispose of, in one transaction or a series of transactions, any of its assets (except for any sales of assets undertaken in the ordinary course of Borrower's business), or the capital stock of any subsidiary of Borrower, whether now owned or hereafter acquired; or (d) acquire by purchase or otherwise all or any substantial part of the business or assets of, or stock or other evidence of beneficial ownership of, any Person; provided that, notwithstanding the foregoing, LS Japan Company, Ltd. shall be permitted to liquidate, wind-up or dissolve itself, as the case may be, at any time after the date of this Agreement. Borrower agrees that compliance with this Section 7.4 is a material inducement to Lender's advancing credit under this Agreement. Borrower further agrees that in addition to all other remedies available to Lender, Lender shall be entitled to specific enforcement of the covenants in this Section 7.4, including injunctive relief.

         Section 7.5.      Sale and Leaseback. Borrower will not, directly or
                           ------------------
indirectly, enter into any arrangement whereby Borrower sells or transfers all or any part of its assets and thereupon and within one year thereafter rents or leases the assets so sold or transferred without prior written notice to and the prior written consent of Lender, which consent shall not be unreasonably withheld.

         Section 7.6.      Dividends, Distributions and Management Fees. Except
                           --------------------------------------------
as disclosed on Schedule 7.6, Borrower shall not make any Distributions (as defined below) to any of its Affiliates, to any non-employed shareholder, member, partner or other person holding an equity interest in Borrower or to any related to or affiliated with any of the foregoing. For purposes hereof, "Distributions" shall mean management fees, salaries or other fees or compensation, lease or rental payments, repayments of or debt service on loans or other indebtedness, dividends or other distributions with respect to any of its stock, partnership or membership interests (as the case may be) now or hereafter outstanding, the purchase, redemption or other acquisition for value of any of its stock, partnership or membership interests (as the case may be) now or hereafter outstanding, or the return of any capital of its stockholders, partners or members.

         Section 7.7.      Loans. Borrower will not make loans or advances to
                           -----
any Person, other than (a) trade credit extended in the ordinary course of its business, and (b) advances for business travel and similar temporary advances made in the ordinary course of business to officers, stockholders, directors, and employees.

         Section 7.8.      Contingent Liabilities. Borrower will not assume,
                           ----------------------
guarantee, endorse, contingently agree to purchase or otherwise become liable upon the obligation of any Person, except by the endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business.

         Section 7.9.      Subsidiaries.  Except for  subsidiaries  of any
                           ------------
entity comprising Borrower that are also an entity comprising Borrower, Borrower will not form any subsidiary, or make any investment in or any loan in the nature of an investment to, any other Person. Borrower will not (i) cause or permit LS Japan Company, Ltd. to have any assets, (ii) deposit money in any account held by or established for the benefit of LS Japan Company, Ltd., and (iii) utilize LS Japan Company, Ltd. in the conduct of Borrower's business.

         Section 7.10.     Compliance with ERISA. Borrower will not permit with
                           ---------------------
respect to any Plan covered by Title IV of ERISA any Prohibited Transaction or any Reportable Event.

         Section 7.11.     Licenses, Approvals. Borrower will not amend, alter
                           -------------------
or suspend or terminate or make provisional in any way, any material license, permit, authorization or approval without the prior written consent of Lender, which consent shall not be unreasonably withheld.

         Section 7.12.     Transactions with Affiliates. Borrower will not enter
                           ----------------------------
into any transaction, including without limitation the purchase, sale, or exchange of property, or the loaning or giving of funds to any Affiliate or subsidiary, except in the ordinary course of business and pursuant to the reasonable requirements of Borrower's business and upon terms substantially the same and no less favorable to Borrower as it would obtain in a comparable arm's length transaction with any Person not an Affiliate or subsidiary, and so long as the transaction is not otherwise prohibited under this Agreement. For purposes of the foregoing, Lender consents to the transactions described on
Schedule 7.12.

         Section 7.13.     Use of Lender's Name. Borrower will not use Lender's
                           --------------------
name (or the name of any of Lender's affiliates) in connection with any of its business operations. Borrower may disclose to third parties that Borrower has a borrowing relationship with Lender. Nothing contained in this Agreement is intended to permit or authorize Borrower to make any contract on behalf of Lender.

         Section 7.14.     Change in Capital Structure.
                           ---------------------------
                  (a) With respect to each entity comprising Borrower except for LaserSight Incorporated, there shall occur no change in the ownership of such Borrower's capital stock or in such Borrower's capital structure, both as set forth in Schedule 4.17.

                  (b) With respect to LaserSight Incorporated, there shall occur no change in the ownership of such Borrower's capital stock or in such Borrower's capital structure, both as set forth in Schedule 4.17, except as expressly provided herein. Notwithstanding the foregoing, LaserSight Incorporated may sell or transfer its shares of capital stock, or shares of its capital stock that are convertible, exchangeable or exercisable for shares of its capital stock, that are listed for trading on any public exchange, provided that with respect to any such change that would result in any Person who, prior to giving effect to such change, was the beneficial owner of less than five percent (5%) of the outstanding capital stock of Borrower on a fully diluted basis prior to such change becoming the beneficial owner of five percent (5%) or more of the outstanding capital stock of Borrower on a fully diluted basis following such change, Lender shall be advised in writing of such change within a reasonable period thereafter; and provided further, that any such sale or other transfer hereunder, individually or in the aggregate, shall not result in a Change in Control (as defined below). For purposes hereof, a "Change in Control" shall mean any sale or other transfer of any capital stock of Borrower such that, immediately after giving effect to such sale or other transfer, any one or more Persons who held the outstanding capital stock of Borrower on a fully diluted basis immediately prior to such sale or other transfer cease to hold at least 50% of the outstanding capital stock of Borrower on a fully diluted basis immediately following such sale or other transfer.

         Section 7.15.     Contracts and Agreements. Borrower will not become or
                           ------------------------
be a party to any contract or agreement which would breach this Agreement, or breach any other material instrument, agreement, or document to which Borrower is a party or by which it is or may be bound.

         Section 7.16.     Margin Stock.  Borrower will not carry or purchase
                           -------------
any "margin security" within the meaning of Regulations U,T or X of the Board of Governors of the Federal Reserve System.

         Section 7.17.     Truth of Statements and Certificates. Borrower will
                           ------------------------------------
not furnish to Lender any certificate or other document that contains any untrue statement of a material fact or that omits to state a material fact necessary to make it not misleading in light of the circumstances under which it was furnished.

                                  ARTICLE VIII

                                EVENTS OF DEFAULT
                                -----------------

         Section 8.1.      Events of Default. Each of the following
                           -----------------
(individually, an "Event of Default" and collectively, the "Events of Default") shall constitute an event of default under this Agreement:

                  (a) A default in the payment of any installment of principal of, or interest upon, the Note when due and payable, whether at maturity or otherwise, or any breach of Section 2.3, which default or breach, as applicable, shall have continued unremedied for a period of five (5) days after written notice of the default or breach from Lender to Borrower;

                  (b) A default in the payment of any other charges, fees, or other monetary obligations owing to Lender arising out of or incurred in connection with this Agreement when such payment is due and payable, which default shall have continued unremedied for a period of five (5) days after written notice of the default from Lender to Borrower;

                  (c) A default in the due observance or performance by Borrower of any other term, covenant or agreement contained in any of the Loan Documents, which default shall have continued unremedied for a period of ten (10) days after written notice of the default from Lender to Borrower;

                  (d) Any representation or warranty made by Borrower in this Agreement or in any of the other Loan Documents, any financial statement, or any statement or representation made in any other certificate, report or opinion delivered in connection with this Agreement or the other Loan Documents proves to have been incorrect or misleading in any material respect when made, which default shall have continued unremedied for a period of ten (10) days after written notice of the default from Lender to Borrower;

                  (e) Any obligation of Borrower (other than its Obligations under this Agreement) for the payment of Borrowed Money is not paid when due or within any applicable grace period, or such obligation becomes or is declared to be due and payable before the expressed maturity of the obligation, or there shall have occurred an event which, with the giving of notice or lapse of time, or both, would cause any such obligation to become, or allow any such obligation to be declared to be, due and payable;

                  (f) Borrower makes an assignment for the benefit of creditors, offers a composition or extension to creditors, or makes or sends notice of an intended bulk sale of any business or assets now or hereafter conducted by Borrower;

                  (g) Borrower (i) files a petition in bankruptcy, (ii) is adjudicated insolvent or bankrupt, petitions or applies to any tribunal for any receiver of or any trustee for itself or any substantial part of its property,
(iii) commences any proceeding relating to itself under any reorganization, arrangement, readjustment or debt, dissolution or liquidation law or statute of any jurisdiction, whether now or hereafter in effect, (iv) has any such proceeding commenced against it and such proceeding remains undismissed for a period of sixty (60) days, (v) by any act indicates its consent to, approval of, or acquiescence in, any such proceeding or the appointment of any receiver of or any trustee for it or any substantial part of its property, or suffers any such receivership or trusteeship to continue undischarged for a period of sixty (60) days;

                  (h) One or more (i) final judgments against Borrower or attachments against its property shall be rendered by a court, arbitrator, arbitration panel, mediator or any individual(s) or entity with the authority to issue binding judgments against Borrower or (ii) final settlements by or on behalf of Borrower of any pending litigation, arbitration or other claim or otherwise disputed matter, in any event at least $500,000.00 of which, individually or in the aggregate, is not fully and unconditionally covered by insurance, shall remain unpaid, unstayed on appeal, undischarged, unbonded and undismissed for a period of thirty (30) days;

                  (i) A Reportable Event which might constitute grounds for termination of any Plan covered by Title IV of ERISA or for the appointment by the appropriate United States District Court of a trustee to administer any such Plan or for the entry of a lien or encumbrance to secure any deficiency, has occurred and is continuing thirty (30) days after its occurrence, or any such Plan is terminated, or a trustee is appointed by an appropriate United States District Court to administer any such Plan, or the Pension Benefit Guaranty Corporation institutes proceedings to terminate any such Plan or to appoint a trustee to administer any such Plan, or a lien or encumbrance is entered to secure any deficiency or claim;

                  (j) Any outstanding stock of Borrower is sold or otherwise transferred by the Person owning such stock on the date of this Agreement in violation of or other than as expressly permitted in Section 7.14;

                  (k) There shall occur any uninsured damage to or loss, theft or destruction of any portion of the Collateralthat exceeds $250,000.00 in the aggregate on an annual basis;

                  (l) Borrower breaches or violates the terms of, or a default or an event which could, whether with notice or the passage of time, or both, constitute a default, occurs under any other existing or future agreement (related or unrelated) between Borrower and Lender;

                  (m) Upon the issuance of any execution or distraint process against Borrower or any material portion of its property or assets;

                  (n) Borrower ceases any material portion of its business operations as currently conducted;

                  (o) Any indication or evidence is received by Lender that Borrower may have directly or indirectly been engaged in any type of activity which, in Lender's discretion, may result in the forfeiture of any property of Borrower to any Governmental Authority, which default shall have continued unremedied for a period of ten (10) days after written notice from Lender;

                  (p) Borrower or any Affiliate of Borrower, shall challenge or contest, in any action, suit or proceeding, the validity or enforceability of this Agreement, or any of the other Loan Documents, the legality or the enforceability of any of the Obligations or the perfection or priority of any Lien granted to Lender;

                  (q) Borrower shall be criminally indicted or convicted under any law that could lead to a forfeiture of any Collateral;

                  (r) There shall occur a material adverse change in the financial condition or business operations of Borrower, or if Lender in good faith deems itself insecure as a result of acts or events bearing upon the financial condition of Borrower or the repayment of the Note, which default shall have continued unremedied for a period of ten (10) days after written notice from Lender; or

                  (s) A default or event of default occurs under any other note, instrument, deed of trust, mortgage, loan agreement, security agreement, letter agreement or other document executed and delivered by any Borrower or Guarantor, or any Affiliate of Borrower or Guarantor, in connection with any financing provided by Lender or Lender's Affiliate to any such parties;

                  (t) Borrower shall fail to have obtained Class III approval from the U.S. Food and Drug Administration for its astigmatism procedure on or before December 31, 2001;

                  (u) Borrower shall have failed to comply with the requirements of Section 6.14; or

                  (v) An Event of Default shall have occurred under any of the Affiliated Loan Documents.

         Section 8.2.      Acceleration. Upon the occurrence of any of the
                           ------------
foregoing Events of Default, the Obligations under the Note shall become and be immediately due and payable upon declaration to that effect delivered by Lender to Borrower; provided that, upon the happening of any event specified in Section 8.1(g), all Obligations including, without limitation the Termination Fee, shall be immediately due and payable without declaration or other notice to Borrower.

         Section 8.3.      Remedies.
                           --------

                  (a) Upon the occurrence of and during the continuance of an Event of Default under this Agreement or the other Loan Documents, Lender, in addition to all other rights, options, and remedies granted to Lender under this Agreement or at law or in equity, may take any of the following steps (which list is given by way of example and is not intended to be an exhaustive list of all such rights and remedies):

                           (i)      Terminate  the Loan,  whereupon all
outstanding Obligations (including without limitation the Termination Fee) shall be immediately due and payable;

                           (ii)     Exercise  all other  rights  granted to it
under this Agreement and all rights under the UCC in effect in the applicable jurisdiction(s) and under any other applicable law; and

                           (iii)    Exercise all rights and remedies  under all
Loan  Documents  now or hereafter in effect,  including but not limited to:

                                    (A)     The  right to take  possession  of,
send notices regarding, and collect directly the Collateral, with or without judicial process;

                                    (B)     The  right to (by its own  means  or
with judicial assistance) enter any of Borrower's premises and take possession of the Collateral, or render it unusable, or dispose of the Collateral on such premises in compliance with subsection (C) below, without any liability for rent, storage, utilities, or other sums, and Borrower shall not resist or interfere with such action;

                                    (C)     The right to require  Borrower at
Borrower's expense to assemble all or any part of the Collateral and make it available to Lender at any place designated by Lender; and

                                    (D)     The right to reduce the Maximum
Loan Amount or to use the Collateral and/or funds in the Concentration Account in amounts up to the Maximum Loan Amount for any reason.

                  (b) Borrower agrees that a notice received by it at least five
(5) days before the time of any intended public sale, or the time after which any private sale or other disposition of the Collateral is to be made, shall be deemed to be reasonable notice of such sale or other disposition. If permitted by applicable law, any perishable Collateral which threatens to speedily decline in value or which is sold on a recognized market may be sold immediately by Lender without prior notice to Borrower. At any sale or disposition of Collateral, Lender may (to the extent permitted by applicable law) purchase all or any part of the Collateral, free from any right of redemption by Borrower, which right is hereby waived and released. Borrower covenants and agrees not to interfere with or impose any obstacle to Lender's exercise of its rights and remedies with respect to the Collateral.

         Section 8.4.      Nature of Remedies. Lender shall have the right to
                           ------------------
proceed against all or any portion of the Collateral to satisfy in any order (a) the liabilities and Obligations of Borrower or any of its subsidiaries or Affiliates to Lender or any Affiliate of Lender under this Agreement or any other loan documents evidencing financings provided to Borrower or (b) upon the occurrence of an Event of Default under the Affiliated Loan Documents, the liabilities and obligations of Borrower to Lender or any of its Affiliates under the Affiliated Loan Documents (as defined in Section 3.1). All rights and remedies granted Lender under this Agreement and under any agreement referred to in this Agreement, or otherwise available at law or in equity, shall be deemed concurrent and cumulative, and not alternative remedies, and Lender may proceed with any number of remedies at the same time until the Loans, and all other existing and future liabilities and obligations of Borrower to Lender, are satisfied in full. The exercise of any one right or remedy shall not be deemed a waiver or release of any other right or remedy, and Lender, upon the occurrence of an Event of Default, may proceed against Borrower, and/or the Collateral, at any time, under any agreement, with any available remedy and in any order.

                                   ARTICLE IX

                                  MISCELLANEOUS
                                  -------------

         Section 9.1.      Expenses and Taxes.
                           ------------------
                  (a) Borrower agrees to pay, whether or not the Closing occurs, a reasonable documentation preparation fee, together with actual audit and appraisal fees and all other reasonable out-of-pocket charges and expenses incurred by Lender in connection with the negotiation, preparation, legal review and execution of each of the Loan Documents, including but not limited to UCC and judgment lien searches and UCC filings and fees for post-Closing UCC and judgment lien searches. In addition, Borrower shall pay all such fees associated with any amendments to the Loan Documents following Closing.

                  (b) Borrower also agrees to pay all out-of-pocket charges and expenses incurred by Lender (including the fees and expenses of Lender's counsel) in connection with the enforcement, protection or preservation of any right or claim of Lender, the termination of this Agreement, the termination of any liens of Lender on the Collateral, or the collection of any amounts due under the Loan Documents. If Lender uses in-house counsel for any of these purposes (i.e., for any task in connection with the enforcement, protection or preservation of any right or claim of Lender and the collection of any amounts due under its Loan Documents), Borrower further agrees that its Obligations under the Loan Documents include reasonable charges for such work, provided that such charges shall be based on Lender's allocated costs associated with the use of Lender's in-house counsel for such work.

                  (c) Borrower shall pay all taxes (other than taxes based upon or measured by Lender's income or revenues or any personal property tax), if any, in connection with the issuance of the Note and the recording of the security documents therefor. The obligations of Borrower under this clause (c) shall survive the payment of Borrower's indebtedness under this Agreement and the termination of this Agreement.

         Section 9.2.      Entire Agreement; Amendments. This Agreement and the
                           ----------------------------
other Loan Documents constitute the full and entire understanding and agreement among the parties with regard to their subject matter and supersede all prior written or oral agreements, understandings, representations and warranties made with respect thereto. No amendment, supplement or modification of this Agreement nor any waiver of any provision thereof shall be made except in writing executed by the party against whom enforcement is sought.

         Section 9.3.      No Waiver; Cumulative Rights. No waiver by any party
                           ----------------------------
to this Agreement of any one or more defaults by the other party in the performance of any of the provisions of this Agreement shall operate or be construed as a waiver of any future default or defaults, whether of a like or different nature. No failure or delay on the part of any party in exercising any right, power or remedy under this Agreement shall operate as a waiver of such right, power or remedy nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise of such right, power or remedy or the exercise of any other right, power or remedy. The remedies provided for in this Agreement are cumulative and are not exclusive of any remedies that may be available to any party to this Agreement at law, in equity or otherwise.

         Section 9.4.      Notices. Any notice or other communication required
                           -------
or permitted under this Agreement shall be in writing and personally delivered, mailed by registered or certified mail (return receipt requested and postage prepaid), sent by telecopier (with a confirming copy sent by regular mail), or sent by prepaid overnight courier service, and addressed to the relevant party at its address set forth below, or at such other address as such party may, by written notice, designate as its address for purposes of notice under this
Agreement:

                  (a)      If to Lender, at:

                           Heller Healthcare Finance, Inc.
                           2 Wisconsin Circle, 4th Floor
                           Chevy Chase, Maryland 20815
                           Attention:  Pascale Bissainthe, Esq., Chief Counsel
                           Telephone:  (301) 961-1640
                           Telecopier:  (301) 664-9866

                  (b)      If to Borrower, at:

                           LaserSight Incorporated
                           3300 University Boulevard, Suite 140
                           Winter Park, Florida  32792
                           Attention:  Chief Financial Officer
                           Telephone:  (407) 678-9900
                           Telecopier:  (407) 678-9982

                           With a copy to:

                           The Lowenbaum Partnership, L.L.C.
                           222 South Central, Suite 901
                           St. Louis, Missouri  63105
                           Attention:  Timothy L. Elliott, Esq.
                           Telephone:  (314) 746-4880
                           Telecopier:  (314) 746-4848

If mailed, notice shall be deemed to be given five (5) days after being sent, and if sent by personal delivery, telecopier or prepaid courier, notice shall be deemed to be given when delivered.

         Section 9.5.      Severability. If any term, covenant or condition of
                           ------------
this Agreement, or the application of such term, covenant or condition to any party or circumstance shall be found by a court of competent jurisdiction to be, to any extent, invalid or unenforceable, the remainder of this Agreement and the application of such term, covenant, or condition to parties or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term, covenant or condition shall be valid and enforced to the fullest extent permitted by law. Upon determination that any such term is invalid, illegal or unenforceable, Lender may, but is not obligated to, advance funds to Borrower under this Agreement until the parties to this Agreement amend this Agreement so as to effect the original intent of the parties as closely as possible in a valid and enforceable manner.

         Section 9.6.      Successors and Assigns. This Agreement, the Note, and
                           ----------------------
the other Loan Documents shall be binding upon and inure to the benefit of

Borrower and Lender and their respective successors and assigns. Notwithstanding the foregoing, Borrower may not assign any of its rights or delegate any of its obligations under this Agreement without the prior written consent of Lender, which may be withheld in its sole discretion. Lender may sell, assign, transfer, or participate any or all of its rights or obligations under this Agreement without consent of Borrower, provided that Lender will provide Borrower notice of such sale, assignment, transfer or participation.

         Section 9.7.      Counterparts.  This  Agreement may be executed in any
                           -------------
number of counterparts, each of which shall be deemed anoriginal, but all of which together shall constitute but one instrument.

         Section 9.8.      Interpretation. No provision of this Agreement or any
                           --------------
other Loan Document shall be interpreted or construed against any party because that party or its legal representative drafted that provision. The titles of the paragraphs of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement. Any pronoun used in this Agreement shall be deemed to include singular and plural and masculine, feminine and neuter gender as the case may be. The words "herein," "hereof," and "hereunder" shall be deemed to refer to this entire Agreement, except as the context otherwise requires.

         Section 9.9.      Survival of Terms. All covenants, agreements,
                           -----------------
representations and warranties made in this Agreement, any other Loan Document, and in any certificates and other instruments delivered in connection with this Agreement shall be considered to have been relied upon by Lender and shall survive the making by Lender of the Loans contemplated by this Agreement and the execution and delivery to Lender of the Note, and shall continue in full force and effect until all liabilities and obligations of Borrower to Lender are satisfied in full.

         Section 9.10.     Release of Lender. For and in consideration of the
                           -----------------
Loan, Borrower, voluntarily, knowingly, unconditionally, and irrevocably, with specific and express intent, for and on behalf of itself and its agents, attorneys, heirs, successors, and assigns (collectively the "Releasing Parties") does hereby fully and completely release, acquit and forever discharge Lender, and its successors, assigns, heirs, affiliates, subsidiaries, parent companies, principals, directors, officers, employees, shareholders and agents (hereinafter called the "Released Parties"), of and from any and all actions, causes of action, suits, debts, disputes, damages, claims, obligations, liabilities, costs, expenses and demands of any kind whatsoever, at law or in equity, whether matured or unmatured, liquidated or unliquidated, vested or contingent, known or unknown that the Releasing Parties (or any of them) currently have (whether directly or indirectly) against any or all of the Released Parties. The Borrower acknowledges that the foregoing release is a material inducement to Lender's decision to extend to Borrower the financial accommodations hereunder and has been relied upon by Lender in agreeing to make the Loan.

         Section 9.11.     Time. Whenever Borrower is required to make any
                           ----
payment or perform any act on any day other than a Business Day in Maryland (or other jurisdiction where Borrower is required to make the payment or perform the act), the payment may be made or the act performed on the next Business Day. Time is of the essence in Borrower's performance under this Agreement and all other Loan Documents.

         Section 9.12.     Commissions. The transaction contemplated by this
                           -----------
Agreement was brought about by Lender and Borrower acting as principals and without any brokers, agents, or finders being the effective procuring cause. Borrower represents that it has not committed Lender to the payment of any brokerage fee, commission, or charge in connection with this transaction. If any such claim is made on Lender by any broker, finder, or agent or other person, Borrower will indemnify, defend, and hold Lender harmless from and against the claim and will defend any action to recover on that claim, at Borrower's cost and expense, including Lender's counsel fees. Borrower further agrees that until any such claim or demand is adjudicated in Lender's favor, the amount demanded will be deemed a liability of Borrower under this Agreement, secured by the Collateral.

         Section 9.13.     Third Parties. No rights are intended to be created
                           -------------
under this Agreement or under any other Loan Document for the benefit of any third party donee, creditor, or incidental beneficiary of Borrower. Nothing contained in this Agreement shall be construed as a delegation to Lender of Borrower's duty of performance, including without limitation Borrower's duties under any account or contract in which Lender has a security interest.

         Section 9.14.     Discharge of Borrower's Obligations. Lender, in its
                           -----------------------------------
sole discretion, shall have the right at any time, and from time to time, without prior notice to Borrower if Borrower fails to do so, to: (a) obtain insurance covering any of the Collateral as required under this Agreement; (b) pay for the performance of any of Borrower's obligations under this Agreement;
(c) discharge taxes, liens, security interests, or other encumbrances at any time levied or placed on any of the Collateral in violation of this Agreement unless Borrower is in good faith with due diligence by appropriate proceedings contesting those items; and (d) pay for the maintenance and preservation of any of the Collateral. Expenses and advances shall be added to the Loan, until reimbursed to Lender and shall be secured by the Collateral. Any such payments and advances by Lender shall not be construed as a waiver by Lender of an Event of Default.

         Section 9.15.     Information to Participants. Lender may divulge to
                           ---------------------------
any participant it may obtain in the Loan, or any portion of the Loan, all information, and furnish to such participant copies of reports, financial statements, certificates, and documents obtained under any provision of this Agreement or any other Loan Document.

         Section 9.16.     Indemnity. Borrower hereby agrees to indemnify and
                           ---------
hold harmless Lender, its partners, officers, agents and employees (collectively, "Indemnitee") from and against any liability, loss, cost, expense, claim, damage, suit, action or proceeding ever suffered or incurred by Lender (including reasonable attorneys' fees and expenses) arising from Borrower's failure to observe, perform or discharge any of its covenants, obligations, agreements or duties under this Agreement, or from the breach of any of the representations or warranties contained in Article IV of this Agreement. In addition, Borrower shall defend Indemnitee against and save it harmless from all claims of any Person with respect to the Collateral.

         Section 9.17.     Lender Approvals. Unless expressly provided herein to
                           ----------------
the contrary, any approval, consent, waiver or satisfaction of Lender with respect to any matter that is the subject of this Agreement, the other Loan Documents may be granted or withheld by Lender in its sole and absolute discretion.

         Section 9.18.     Choice of Law; Consent to Jurisdiction. THIS
                           --------------------------------------
AGREEMENT AND THE NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF MARYLAND, WITHOUT REGARD TO ANY OTHERWISE APPLICABLE PRINCIPLES OF CONFLICTS OF LAWS. IF ANY ACTION ARISING OUT OF THIS AGREEMENT OR THE NOTE IS COMMENCED BY LENDER IN THE STATE COURTS OF THE STATE OF MARYLAND OR IN THE U.S. DISTRICT COURT FOR THE DISTRICT OF MARYLAND, BORROWER HEREBY CONSENTS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUCH ACTION AND TO THE LAYING OF VENUE IN THE STATE OF MARYLAND. ANY PROCESS IN ANY SUCH ACTION SHALL BE DULY SERVED IF MAILED BY REGISTERED MAIL, POSTAGE PREPAID, TO BORROWER AT ITS ADDRESS DESCRIBED IN SECTION 9.4. OR IF SERVED BY ANY OTHER MEANS PERMITTED BY APPLICABLE LAW.

         Section 9.19.     Cooperation in Discovery and Litigation. In any
                           ---------------------------------------
litigation, trial, arbitration or other dispute resolution proceeding relating to this Agreement or any of the other Loan Documents, all directors, officers, employees and agents of Borrower or of its Affiliates shall be deemed to be employees or managing agents of Borrower for purposes of all applicable law or court rules regarding the production of witnesses by notice for testimony (whether in a deposition, at trial or otherwise). Borrower agrees that Lender's counsel in any such dispute resolution proceeding may examine any of these individuals as if under cross-examination and that any discovery deposition of any of them may be used in that proceeding as if it were an evidence deposition. Borrower in any event will use all commercially reasonable efforts to produce in any such dispute resolution proceeding, at the time and in the manner requested by Lender, all Persons, documents (whether in tangible, electronic or other form) or other things under its control and relating to the dispute in any jurisdiction that recognizes that (or any similar) distinction.

         Section 9.20.     Waiver of Trial by Jury. BORROWER HEREBY (A)
                           -----------------------
COVENANTS AND AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY A JURY, AND (B) WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST. THIS WAIVER OF RIGHT TO TRIAL BY JURY IS SEPARATELY GIVEN, KNOWINGLY AND VOLUNTARILY, BY BORROWER, AND THIS WAIVER IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A JURY TRIAL WOULD OTHERWISE ACCRUE. LENDER IS HEREBY

AUTHORIZED AND REQUESTED TO SUBMIT THIS AGREEMENT TO ANY COURT HAVING JURISDICTION OVER THE SUBJECT MATTER AND THE PARTIES TO THIS AGREEMENT, SO AS TO SERVE AS CONCLUSIVE EVIDENCE OF BORROWER'S WAIVER OF THE RIGHT TO JURY TRIAL. FURTHER, BORROWER HEREBY CERTIFIES THAT NO REPRESENTATIVE OR AGENT OF LENDER (INCLUDING LENDER'S COUNSEL) HAS REPRESENTED, EXPRESSLY OR OTHERWISE, TO BORROWER THAT LENDER WILL NOT SEEK TO ENFORCE THIS WAIVER OF RIGHT TO JURY TRIAL PROVISION.


         Section 9.21.     Confession of Judgment. BORROWER AUTHORIZES ANY
                           ----------------------
ATTORNEY ADMITTED TO PRACTICE BEFORE ANY COURT OF RECORD IN THE UNITED STATES OR THE CLERK OF SUCH COURT TO APPEAR ON BEHALF OF BORROWER IN ANY COURT IN ONE OR MORE PROCEEDINGS, OR BEFORE ANY CLERK THEREOF OF PROTHONOTARY OR OTHER COURT OFFICIAL, AND TO CONFESS JUDGMENT AGAINST BORROWER IN FAVOR OF LENDER IN THE FULL AMOUNT DUE ON THIS AGREEMENT (INCLUDING PRINCIPAL, ACCRUED INTEREST AND ANY AND ALL CHARGES, FEES AND COSTS) PLUS ATTORNEYS' FEES EQUAL TO FIFTEEN PERCENT (15%) OF THE AMOUNT DUE, PLUS COURT COSTS, ALL WITHOUT PRIOR NOTICE OR OPPORTUNITY OF BORROWER FOR PRIOR HEARING. NOTWITHSTANDING ANY OTHER PROVISIONS OF THIS SECTION, LENDER ACKNOWLEDGES THAT ATTORNEYS' FEES ARE STATED TO BE FIFTEEN PERCENT (15%) SOLELY FOR PURPOSES OF FIXING A SUM CERTAIN FOR WHICH JUDGMENT CAN BE ENTERED BY CONFESSION; AND LENDER AGREES THAT IN ENFORCING ANY JUDGMENT BY CONFESSION, LENDER SHALL NOT DEMAND, SOLELY WITH RESPECT TO ATTORNEYS' FEES INCURRED BY LENDER IN CONNECTION WITH SUCH INDEBDTEDNESS AFTER SUCH JUDGMENT IS RENDERED, ANY AMOUNTS IN EXCESS OF THE ACTUAL AMOUNT OF ATTORNEYS' FEES CHARGED OR BILLED TO LENDER (WHICH ATTORNEYS' FEES SHALL CHARGED OR BILLED TO LENDER AT THE STANDARD HOURLY RATES). BORROWER AGREES AND CONSENTS THAT VENUE AND JURISDICTION SHALL BE PROPER IN THE CIRCUIT COURT OF ANY COUNTY OF THE STATE OF MARYLAND OR OF BALTIMORE CITY, MARYLAND, OR IN THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF MARYLAND. BORROWER WAIVES THE BENEFIT OF ANY AND EVERY STATUTE, ORDINANCE, OR RULE OF COURT WHICH MAY BE LAWFULLY WAIVED CONFERRING UPON BORROWER ANY RIGHT OR PRIVILEGE OF EXEMPTION, HOMESTEAD RIGHTS, STAY OF EXECUTION, OR SUPPLEMENTARY PROCEEDINGS, OR OTHER RELIEF FROM THE ENFORCEMENT OR IMMEDIATE ENFORCEMENT OF A JUDGMENT OR RELATED PROCEEDINGS ON A JUDGMENT. THE AUTHORITY AND POWER TO APPEAR FOR AND ENTER JUDGMENT AGAINST BORROWER SHALL NOT BE EXHAUSTED BY ONE OR MORE EXERCISES THEREOF, OR BY ANY IMPERFECT EXERCISE THEREOF, AND SHALL NOT BE EXTINGUISHED BY ANY JUDGMENT

ENTERED PURSUANT THERETO; SUCH AUTHORITY AND POWER MAY BE EXERCISED ON ONE OR MORE OCCASIONS FROM TIME TO TIME, IN THE SAME OR DIFFERENT JURISDICTIONS, AS OFTEN AS LENDER SHALL DEEM NECESSARY, CONVENIENT, OR PROPER.

                               [SIGNATURES FOLLOW]

                  IN WITNESS WHEREOF, intending to be legally bound, and intending that this Loan and Security Agreement constitutes an instrument executed under seal, the parties have caused this Loan and Security Agreement to be executed under seal as of the date first written above.

                                    LENDER:

                                    HELLER HEALTHCARE FINANCE, INC.,

                                    a Delaware corporation

                                    By: /s/Joseph Prandoni
                                       ---------------------------------(SEAL)
                                    Name:  Joseph Prandoni
                                    Title: Vice President


                                    BORROWER:

                                    LASERSIGHT INCORPORATED,

                                    a Delaware corporation

                                    By: /s/Gregory L. Wilson
                                       ---------------------------------(SEAL)
                                    Name:  Gregory L. Wilson
                                    Title: Secretary

                                    LASERSIGHT TECHNOLOGIES, INC.,

                                    a Delaware corporation

                                    By: /s/Gregory L. Wilson
                                       ---------------------------------(SEAL)
                                    Name:  Gregory L. Wilson
                                    Title: Secretary

                                    LASERSIGHT CENTERS INCORPORATED,

                                    a Delaware corporation

                                    By: /s/Gregory L. Wilson
                                       ---------------------------------(SEAL)
                                    Name:  Gregory L. Wilson
                                    Title: Treasurer

                                    LASERSIGHT PATENTS, INC.,

                                    a Delaware corporation


                                    By: /s/Gregory L. Wilson
                                       ---------------------------------(SEAL)
                                    Name:  Gregory L. Wilson
                                    Title: Secretary

                                    PHOTOMED ACQUISITION, INC.,

                                    a Delaware corporation


                                    By: /s/Gregory L. Wilson
                                       ---------------------------------(SEAL)
                                    Name:  Gregory L. Wilson
                                    Title: Secretary

                                    MRF, INC., a Missouri corporation


                                    By: /s/Gregory L. Wilson
                                       ---------------------------------(SEAL)
                                    Name:  Gregory L. Wilson
                                    Title: Secretary

                                    L.S. EXPORT, LTD., a company organized
                                    under the laws of the U.S. Virgin Islands


                                    By: /s/Gregory L. Wilson
                                       ---------------------------------(SEAL)
                                    Name:  Gregory L. Wilson
                                    Title: Treasurer

                                    LST LASER, S.A., a company organized
                                    under the laws of Costa Rica


                                    By: /s/Gregory L. Wilson
                                       ---------------------------------(SEAL)
                                    Name:  Gregory L. Wilson
                                    Title: Treasurer

                                    LASERSIGHT EUROPE GMBH,  a company
                                    Organized under the laws of Germany


                                    By: /s/Gregory L. Wilson
                                       ---------------------------------(SEAL)
                                    Name:  Gregory L. Wilson
                                    Title: Managing Director

                                LIST OF SCHEDULES
                                -----------------

Schedule 1.36     -        Permitted Liens

Schedule 4.1      -        Subsidiaries

Schedule 4.5      -        Litigation

Schedule 4.7      -        Tax Identification Numbers

Schedule 4.8      -        Defaults

Schedule 4.9      -        Title to Properties

Schedule 4.13     -        Non-Compliance with Law

Schedule 4.14     -        Environmental Matters

Schedule 4.15     -        Places of Business

Schedule 4.16     -        Licenses

Schedule 4.17     -        Stock Ownership

Schedule 4.19     -        Borrowings and Guarantees

Schedule 4.21     -        Trade Names

Schedule 4.22     -        Joint Ventures

Schedule 7.1      -        Permitted Borrowings

Schedule 7.12     -        Transactions with Affiliates